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The right choice for the long term(sm)

THE INCOME FUND OF AMERICA

Building for the future: the strengths of a dividend approach


Annual report for the year ended July 31, 2002

[cover photograph: close-up of child's hand in adult's hand]


THE INCOME FUND OF AMERICA(R)

The Income Fund of America is one of the 29 American Funds,(sm) the nation's third-largest mutual fund family. For seven decades, Capital Research and Management Company,(sm) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

The Income Fund of America seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

Fund results in this report were calculated for Class A shares at net asset value (without a sales charge) unless otherwise indicated. Here are the average annual compound returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2002 (the most recent calendar quarter):

CLASS A SHARES                         1 year    5 years   10 years
Reflecting 5.75% maximum sales charge  -5.94%    +5.85%    +9.81%

The fund's 30-day yield for Class A shares as of August 31, 2002, calculated in accordance with the Securities and Exchange Commission formula, was 5.04%.

Results for other share classes can be found on page 51. Please see inside back cover for important information about other share classes. For the most current investment results, please refer to americanfunds.com.

FIGURES SHOWN ARE PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. HIGH-YIELD BONDS ARE SUBJECT TO GREATER FLUCTUATIONS IN VALUE AND RISK OF LOSS OF INCOME AND PRINCIPAL. INVESTING OUTSIDE THE UNITED STATES INVOLVES ADDITIONAL RISKS, SUCH AS CURRENCY FLUCTUATIONS, POLITICAL INSTABILITY, DIFFERING SECURITIES REGULATIONS AND PERIODS OF ILLIQUIDITY, WHICH ARE DETAILED IN THE FUND'S PROSPECTUS.

About our cover: For more than 28 years, the fund's income focus has helped shield the portfolio from the worst effects of market declines. The true growth potential of steady dividends, however, may be most apparent over time.



FELLOW SHAREHOLDERS:

FISCAL 2002 PROVED TO BE A VERY DIFFICULT YEAR FOR FINANCIAL MARKETS. IN A PERIOD WITH NO SHORTAGE OF BAD NEWS, INVESTOR PESSIMISM GAINED THE UPPER HAND, TAKING STOCKS AND SOME BONDS SHARPLY LOWER. AS THE DAMAGE BROADENED LATER IN THE YEAR, INVESTORS WERE LEFT WITH FEW PLACES TO HIDE.

True to form, The Income Fund of America resisted much of the downturn in stock prices. For the 12 months ended July 31, the fund paid quarterly dividends totaling 80 cents a share and a capital gain distribution of 15.6 cents a share. Those of you who reinvested those distributions received an income return of 5.0%, which helped mitigate some, but unfortunately not all, of the decline in net asset value. Given those losses, the fund posted a -6.4% total return for the year.

While any decline is disappointing, the fund held up considerably better than broader stock markets. The unmanaged Standard & Poor's 500 Stock Composite Index tumbled 23.6% for the year, while the Nasdaq Index fell 34.5%. The fund ended the year slightly lower than the -5.6% average drop of the 109 income funds tracked by Lipper. This was largely due to the fund's greater exposure to corporate bond holdings than some of its peers.

Notwithstanding the volatility in bond prices, fixed-income investments contributed meaningfully to the fund's dividend rate, which at 5.5% as of July 31, exceeded the 3.5% rate of the Lipper income fund average and far surpassed the 1.8% rate of the S&P 500.

A JUDICIOUS PATH TO GROWTH

The Income Fund of America has a long history of withstanding stock declines, as the chart below shows. Over longer periods, it has provided very attractive returns; the fund's 12.6% annualized total return over its 28-year lifetime was slightly ahead of the 12.0% return of the S&P 500 over the same time frame.

A TURBULENT TIME

The fund's fiscal year began in August 2001, with equity markets squarely in the doldrums. The investment landscape grew increasingly gloomy following the September terrorist attacks. Despite a brief respite in early winter, weak earnings and a sluggish economy continued to weigh on stock prices as the year progressed. A spate of reported corporate accounting irregularities and allegations of fraud further tested investors' faith in a market recovery. As confidence eroded, the pessimism spread beyond beleaguered telecommunications and technology stocks to most other sectors. The fiscal year ended with a severe drop, with the S&P 500 contracting 7.8% in the month of July alone.

[Begin Sidebar]
A LIFETIME OF RESILIENCE
The Income Fund of America versus the S&P 500 during market declines*

DATES OF DECLINE                              S&P TOTAL RETURN      IFA TOTAL RETURN          IFA ADVANTAGE
                                                                                              (PERCENTAGE POINTS)

September 21, 1976 through                    -13.5%                +1.9%                     +15.4
March 6, 1978

November 28, 1980 through                     -20.2                 +19.0                     +39.2
August 12, 1982

August 25 through December 4, 1987            -32.8                 -13.6                     +19.2

July 16 through October 11, 1990              -19.2                 -10.2                     +9.0

July 17 through August 31, 1998               -19.1                 -9.5                      +9.6

March 24, 2000 through July 23, 2002          -46.2                 +4.7                      +50.9


*Table shows S&P price declines of 15% or greater; returns include monthly reinvestment of all distributions. There have been times when the index has done better.
[End Sidebar]

The Income Fund of America's conservative posture continued to provide a buffer during this latest round of turbulence. The fund largely avoided the hardest hit industries, and a number of holdings did considerably better than their sectors. Among these were several sizable electric utility holdings, such as Ameren (+15.6%), Consolidated Edison (+9.8%), DTE (+1.9%) and Southern (+12.4%)*. All four bucked their industry's general downward trend, while yielding 4% to 5%; notably, Southern increased its dividend for the first time in four years.

*Returns to the fund reflect monthly changes in size of holdings and dividends received, as well as price changes from the beginning to the end of the fiscal year.

Real estate investment trusts (REITs), which account for slightly more than 4% of net assets, also made positive contributions during the year. These securities - which must pass at least 95% of their income on to investors in order to protect their tax status - became particularly appealing as broader markets plunged. Although the weak economy lifted commercial vacancy rates, our research helped us find REITS we believe will maintain their dividends even in difficult conditions. Among larger fund holdings, Health Care Property (+31.4%) provided a yield of 7.5%, while Weingarten Realty coupled a 6.0% yield with a 31.1% return.

The Income Fund of America has the flexibility to invest globally, and nearly 14% of net assets were invested in stocks of companies based outside the U.S. Among foreign holdings that did well were Scandinavian paper firms UPM-Kymmene (+18.4%) and Stora Enso (+29.5%), and a number of banks, including Commonwealth Bank of Australia (+18.1%), Alliance & Leicester (+13.6%) and Bank of Nova Scotia (+7.3%). As the dollar weakened against major foreign currencies during the year, a number of these holdings were given an added boost.

A FEW DARK SPOTS

The downturn negatively affected a number of stocks in the portfolio; in some cases, however, a high dividend yield helped cushion losses in share price. Declining energy prices put pressure on our oil and gas investments, among them Marathon Oil (-15.1%) and Conoco (-17.4%). Royal Dutch/Shell fell 16.5%, in part because index fund managers were forced to sell their stakes when foreign companies were eliminated from the S&P 500 in July. Telecommunications stocks, already damaged by a poor business environment, were further hobbled by several well-publicized accounting scandals. Decliners included Verizon/Bell Atlantic (-19.1%), SBC (-25.9%) and Tel<UNDEF>fonos de M<UNDEF>xico (-10.8%); Swisscom managed to swim against the tide to rise 8.2%. Finally, the weak business climate hurt financial services companies such as ING Groep (-21.3%) and J.P. Morgan Chase (-31.4%).

[Begin Sidebar]
The fund's resilience during market declines has contributed to robust growth over the long term.

AS MARKETS PLUMMETED, THE INCOME FUND OF AMERICA ROSE
Total returns for the period 3/24/2000-7/23/2002

[bar chart]
IFA     +4.7%
S&P 500 -46.2%
Nasdaq  -75.2%
[end chart]

The period shown reflects the S&P 500's high-to-low as of 7/31. The S&P 500 reflects monthly reinvestment of all distributions. There have been times when the indexes have done better. The indexes are unmanaged.
[End Sidebar]

DIVERGENT TRENDS AMONG BONDS

With average stock yields at 1.8%, fixed-income securities continued to play a significant role in helping the fund meet its income mandate. The bond portfolio, representing nearly 28% of net assets, is broadly diversified among a wide array of corporate bonds, U.S. Treasuries and mortgage-backed securities.

Top-rated bonds were the beneficiaries of a "flight to quality" during the year, as stocks tumbled and as slow economic growth decreased the likelihood of interest rate hikes. Prices rose for Treasuries, mortgage- and asset-backed securities and high-quality corporate issues in such industries as banking, insurance, retailing and real estate. Reflecting these gains, the Lehman Brothers Aggregate Bond Index returned 7.5% for the year.

These increases obscured a bleaker picture in other parts of the bond market, however. Lower rated bonds were caught in a cycle of bad news - weaker corporate earnings, rapidly eroding credit ratings, diminishing access to capital and rising defaults. In addition, negative headlines hurt even investment-grade telecommunications, media and cable bonds; all three are meaningful holdings in the portfolio. The spiral intensified considerably during the final months of the reporting period. June and July saw a record number of new "fallen angels" - higher quality bonds that fell into below-investment-grade territory - and lower rated bonds experienced one of their worst months ever in June.

Given the widespread nature and intensity of the downturn, a number of bond holdings fell in price, in some cases erasing their yield advantage. While these declines have been painful, we are focused on those companies we believe have adequate resources to weather these market and economic conditions. We have also been keeping an eye out for the best values and have been adding to our convertible securities and bonds.

[Begin Sidebar]
The Income Fund of America's dividend yield versus benchmarks
Years ended July 31

[line chart]

YEAR-END                IFA             LIPPER INCOME FUND AVERAGE          S&P 500
1/31/1975               7.30            7.36                                4.71
7/31/1975               7.24            7.04                                4.18
1/31/1976               6.30            6.24                                3.65
7/31/1976               7.06            6.46                                3.66
1/31/1977               6.94            6.36                                4.01
7/31/1977               6.15            6.24                                4.47
1/31/1978               6.61            6.71                                5.28
7/31/1978               6.70            6.56                                4.92
1/31/1979               7.56            6.88                                5.12
7/31/1979               7.38            6.94                                5.19
1/31/1980               7.83            7.17                                4.99
7/31/1980               7.63            7.24                                4.95
1/31/1981               8.07            7.65                                4.81
7/31/1981               8.16            8.31                                4.91
1/31/1982               8.75            9.26                                5.53
7/31/1982               9.81           10.08                                6.37
1/31/1983               7.95            8.77                                4.74
7/31/1983               7.95            8.48                                4.28
1/31/1984               7.74            8.51                                4.36
7/31/1984               8.60            9.66                                4.87
1/31/1985               7.58            8.52                                4.22
7/31/1985               7.45            8.32                                4.07
1/31/1986               7.07            7.87                                3.75
7/31/1986               7.27            7.43                                3.45
1/31/1987               6.69            6.90                                3.03
7/31/1987               7.02            7.04                                2.69
1/31/1988               7.50            7.65                                3.31
7/31/1988               6.96            7.55                                3.27
1/31/1989               6.69            6.96                                3.34
7/31/1989               6.67            6.61                                3.04
1/31/1990               6.99            7.05                                3.37
7/31/1990               7.18            7.09                                3.31
1/31/1991               8.12            7.40                                3.52
7/31/1991               7.11            6.71                                3.11
1/31/1992               6.33            6.16                                2.96
7/31/1992               6.06            5.96                                2.89
1/31/1993               6.44            5.39                                2.83
7/31/1993               6.23            4.91                                2.79
1/31/1994               5.56            4.72                                2.64
7/31/1994               6.14            4.54                                2.80
1/31/1995               6.14            4.74                                2.81
7/31/1995               5.56            4.47                                2.41
1/31/1996               5.07            4.29                                2.18
7/31/1996               5.22            4.58                                2.28
1/31/1997               5.09            4.09                                1.89
7/31/1997               4.84            4.06                                1.61
1/31/1998               4.27            4.20                                1.58
7/31/1998               4.49            4.10                                1.43
1/31/1999               4.79            3.76                                1.29
7/31/1999               5.03            3.95                                1.24
1/31/2000               5.40            4.31                                1.19
7/31/2000               5.64            4.40                                1.15
1/31/2001               4.78            4.33                                1.20
7/31/2001               4.87            4.19                                1.30
1/31/2002               5.01            3.67                                1.40
7/31/2002               5.52            3.53                                1.75

[end chart]
All numbers calculated by Lipper.
[End Sidebar]

RENEWED APPRECIATION FOR INCOME

Although there appear to be glimmers of a recovery on the horizon, the resurgence in the U.S. economy has been slower than many expected. That has left investors skittish and stock markets volatile. Moreover, the extent of the damage of the accounting scandals on solid, well-managed companies remains to be seen. While these latest price declines have broadened the universe of securities we would consider for the fund, nothing is straightforward in this environment, particularly for income investors. Stocks with attractive dividend profiles have already been bid up in price and other higher yielding securities may carry risks that are inappropriate for The Income Fund of America.

We remain cautious. As always, our stock and bond analysts are working together closely, examining balance sheets, visiting facilities and interviewing management, in an effort to determine the true worth of a company as well as its prospects for the long term. The fund holds nearly 15% of net assets in cash and equivalents, which serves as a buying reserve as well as a measure of downside protection.

A long-term perspective helps. The current confluence of stock market turmoil, economic weakness and crisis in the Middle East is reminiscent of the early 1970s - when we first began managing The Income Fund of America. What we learned then, and continue to believe, is that solid companies have tended to reward patient and informed investors, and that over time, an income approach can translate into solid returns.

Finally, we are gratified by the many new shareholders who have recently joined us. The number of accounts in the fund stands at more than 850,000, an increase of almost 30% during the past year. We appreciate the confidence all our shareholders have placed in us and look forward to helping you meet your financial goals.

Cordially,

/s/ Janet A. McKinley
Janet A. McKinley
Chairman of the Board

/s/ Darcy B. Kopcho
Darcy B. Kopcho
President

September 9, 2002


THE INCOME FUND OF AMERICA AT A GLANCE
RESULTS AT A GLANCE
 (with dividends reinvested or interest compounded)

                                                Average annual compound returns
                                                for periods ended July 31, 2002

                                                1 year               5 years            10 years           Lifetime/1/

THE INCOME FUND OF AMERICA                      -6.4%                +4.9%              +9.5%              +12.6%

Standard & Poor's 500 Composite                 -23.6                +0.4               +10.1              +12.0
Stock Index

Lipper income funds average/2/                  -5.6                 +3.4               +8.2               +12.0

Lehman Brothers Aggregate Bond Index/3/         +7.5                 +7.3               +7.3               +9.0

Credit Suisse First Boston High                 -2.3                 +1.1               +6.3               -
Yield Index

Average savings institution/4/                  +3.9                 + 4.1              +4.0               +6.2

Consumer Price Index (inflation)/5/             +1.5                 +2.3               +2.5               +4.9


/1/ Since December 1, 1973, when Capital Research and Management Company became the fund's investment adviser.
/2/ Source: Lipper. Figures do not reflect the effect of sales charges.
/3/ From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Aggregate Bond Index did not yet exist.
/4/ Based on figures from the U.S. League of Savings Institutions and the Federal Reserve Board reflecting all kinds of savings deposits (maximum allowable interest rates imposed by law until 1983). Savings accounts are guaranteed; the fund is not.
/5/ Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.

The indexes are unmanaged and do not reflect sales charges, commissions or expenses.



A WEALTH OF EXPERIENCE

                                 Years of investment experience                  Years with American
                                                                                 Funds or affiliates

Hilda Applbaum                   6                                               7

Stephen Bepler                   36                                              30

David Barclay                    21                                              14

Abner Goldstine                  50                                              35

Darcy Kopcho                     16                                              16

Janet McKinley                   26                                              20

Dina Perry                       25                                              11

John Smet                        20                                              19

Andrew Suzman                    9                                               9


Experience helps the fund's portfolio counselors put wisdom to work and market events in perspective. The nine men and women who manage The Income Fund of America bring an average of 24 years of investment experience to their jobs.

HIGHER INCOME

Years ended July 31
[bar chart]
              IFA       S&P       CDS

7/31/77       $1,067    $617      $614
7/31/82        2,407     1,241     3,008
7/31/87        4,876     1,948     1,943
7/31/92        7,246     3,303     2,230
7/31/97        11,085    4,713     3,195
7/31/02        16,425    5,265     1,809

[end chart]

This chart shows snapshots, taken at five-year intervals, of the annual income produced by three hypothetical $10,000 investments made on July 31, 1974 in The Income Fund of America, the S&P 500 and three-month certificates of deposit
(CDs). Over the past 28 years, income from IFA was substantially higher.

All results are calculated at net asset value with dividends and capital gains (where applicable) reinvested. CD income assumes reinvestment of both principal and interest at prevailing rates at the times of purchase. CDs are guaranteed; the fund is not.

THE VALUE OF A LONG-TERM PERSPECTIVE
HOW A $10,000 INVESTMENT HAS GROWN

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management - bolstered by experience and careful research - can add even more value: As the chart below shows, over its lifetime The Income Fund of America has delivered a smoother ride than the broader stock market and higher returns than bonds.

Dividends, particularly when reinvested, have accounted for a large portion of the fund's overall results. The table beneath the chart breaks down the fund's year-by-year total returns into their income and capital components.


EXPENSE RATIOS AND TURNOVER RATES*
Year ended July 31, 2002

                                        THE INCOME FUND OF AMERICA           INDUSTRY AVERAGE+

Expense ratio                           0.61%                                1.02%

Portfolio turnover rate                 36%                                  101%


*The expense ratio is the annual percentage of net assets used to pay fund expenses. The portfoli turnover rate is a measure of how often securities are bought and sold by a fund.
+Income funds, as measured by Lipper.


[begin mountain chart]

Year                      Standard & Poor's         IFA /2/,/3/         Lehman Bros.                 IFA/2/,/5/
End                       500 Composite Index/1/    with dividends      Aggregate Bond               not including
July 31                   with dividends            reinvested          Index/1/,/4/ with            dividends
                          reinvested                                    interest compounded
1974#                     8,481                     9,088               9,378                        8,767
1975                      9,951                     11,391              10,580                       10,141
1976                      12,066                    14,750              11,871                       12,155
1977                      12,042                    16,392              13,189                       12,701
1978                      12,926                    17,403              13,474                       12,584
1979                      14,069                    18,921              14,373                       12,693
1980                      17,412                    20,161              14,602                       12,490
1981                      19,675                    22,484              13,871                       12,818
1982                      17,083                    23,663              16,720                       12,256
1983                      27,174                    33,683              20,383                       16,112
1984                      26,367                    35,721              22,154                       15,738
1985                      34,914                    47,674              27,452                       19,443
1986                      44,833                    57,148              33,352                       21,668
1987                      62,449                    66,671              34,859                       23,568
1988                      55,109                    67,812              37,497                       22,341
1989                      72,685                    83,698              43,200                       25,644
1990                      77,386                    84,639              46,253                       24,351
1991                      87,239                    95,046              51,204                       25,390
1992                      98,377                    113,237             58,770                       28,370
1993                      106,947                   126,680             64,746                       29,917
1994                      112,457                   129,171             64,807                       28,788
1995                      141,775                   150,378             71,358                       31,571
1996                      165,244                   170,618             75,311                       34,007
1997                      251,353                   220,576             83,417                       41,731
1998                      299,807                   245,542             89,980                       44,436
1999                      360,395                   264,664             92,220                       45,588
2000                      392,724                   259,165             97,721                       42,276
2001                      336,476                   299,416             110,124                      46,460
2002                      257,015                   280,397             118,420                      41,359


YEAR ENDED JULY 31                       1974/#/      1975           1976          1977          1978             1979
VALUE OF DIVIDENDS
Dividends in cash                        $344         735            860           780           842              936
Dividends reinvested                     $347         785            998           969           1,117            1,333
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 $8,767       10,141         12,155        12,701        12,584           12,693
Dividends reinvested/2/,/3/              $9,088       11,391         14,751        16,392        17,404           18,921
IFA TOTAL RETURN                         (9.1)%       25.3           29.5          11.1          6.2              8.7

YEAR ENDED JULY 31                       1980         1981           1982          1983          1984             1985
VALUE OF DIVIDENDS
Dividends in cash                        952          1,047          1,202         1,280         1,344            1,438
Dividends reinvested                     1,463        1,743          2,187         2,549         2,896            3,365
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 12,490       12,818         12,256        16,112        15,738           19,443
Dividends reinvested/2/,/3/              20,162       22,485         23,664        33,685        35,722           47,677
IFA TOTAL RETURN                         6.6          11.5           5.2           42.3          6.0              33.5

YEAR ENDED JULY 31                       1986         1987           1988          1989          1990             1991
VALUE OF DIVIDENDS
Dividends in cash                        1,550        1,636          1,543         1,711         1,578            1,764
Dividends reinvested                     3,909        4,431          4,479         5,338         5,269            6,311
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 21,668       23,568         22,341        25,644        24,351           25,390
Dividends reinvested/2/,/3/              57,148       66,674         67,816        83,702        84,643           95,050
IFA TOTAL RETURN                         19.9         16.7           1.7           23.4          1.1              12.3

YEAR ENDED JULY 31                       1992         1993           1994          1995          1996             1997
VALUE OF DIVIDENDS
Dividends in cash                        1,715        1,713          1,726         1,751         1,766            1,968
Dividends reinvested                     6,578        6,995          7,471         8,046         8,581            10,075
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 28,370       29,917         28,788        31,571        34,007           41,731
Dividends reinvested/2/,/3/              113,242      126,686        129,177       150,385       170,626          220,586
IFA TOTAL RETURN                         19.1         11.9           2.0           16.4          13.5             29.3

YEAR ENDED JULY 31                       1998         1999           2000          2001          2002
VALUE OF DIVIDENDS
Dividends in cash                        1,959        2,211          2,320         2,226         2,272
Dividends reinvested                     10,531       12,446         13,741        13,913        14,927
VALUE OF INVESTMENT
Dividends in cash/2/,/5/                 44,436       45,588         42,276        46,460        41,359
Dividends reinvested/2/,/3/              245,553      264,676        259,177       299,430       280,397
IFA TOTAL RETURN                         11.3         7.8            (2.1)         15.5          (6.4)

[end chart]


AVERAGE ANNUAL COMPOUND RETURNS
(based on a $1,000 investment, with all distributions reinvested)

CLASS A SHARES*
reflecting 5.75% maximum sales

Period ended July 31, 2002

One year                                      -11.72%
Five years                                    3.69
Ten years                                     8.85

*Results for other share classes can be found on page 51.

AVERAGE ANNUAL COMPOUND RETURN FOR 28-2/3 YEARS: 12.3%/2,3/

/#/For the period December 1, 1973 (when Capital Research and Management Company became the fund's investment adviser), through July 31, 1974.
/1/The indexes are unmanaged and do not reflect sales charges, commissions or expenses.
/2/These figures, unlike those shown earlier in this report, reflect payment of the maximum sales charge of 5.75% on the $10,000 investment. Thus, the net amount invested was $9,425. As outlined in the prospectus, the sales charge is reduced for larger investments. There is no sales charge on dividends or capital gains distributions that are reinvested in additional shares. No adjustment has been made for income or capital gains taxes.
/3/Includes reinvested dividends of $162,789 and reinvested capital gain distributions of $87,360. From April 1990 to September 1994, the fund paid daily dividends; therefore, total values for this period were adjusted for cumulative dividends accrued but not yet paid. After this period, quarterly dividends were resumed.
/4/From December 1, 1973, through December 31, 1975, the Lehman Brothers Government/Credit Bond Index was used because the Lehman Brothers Aggregate Bond Index did not exist. From January 1, 1976, through July 31, 2002, the Lehman Brothers Aggregate Bond Index was used.
/5/Includes capital gain distributions of $18,675 but does not reflect income dividends of $43,165 taken in cash.

 Past results are not predictive of future results.

[photograph: Tom Culhane]
[Begin Caption]
Tom Culhane invested in The Income Fund of America as a way to mitigate some of the volatility in his retirement portfolio.
[End Caption]


BUILDING FOR THE FUTURE:

THE STRENGTHS OF A DIVIDEND APPROACH

The Income Fund of America strives to capture the potential of dividends by seeking above-average yield from a thoroughly researched portfolio of stocks, bonds and convertible securities. As stock prices have continued to gyrate, investors are rediscovering the appeal of dividends. But the true virtues of an income strategy are perhaps best appreciated over time.

[Begin Sidebar]
A SCARCITY OF INCOME
With fewer companies paying dividends, investment income has been harder to find. Lately, though, the downward dividend trend has been easing.

[line chart]
Date       Change in
           Dividends
6/30/97    6.24%
9/30/97    4.57
12/31/97   3.96
3/31/98    3.85
6/30/98    5.21
9/30/98    5.35
12/31/98   4.58
3/31/99    5.18
6/30/99    3.13
9/30/99    3.03
12/31/99   3.02
3/31/00    1.88
6/30/00    1.52
9/29/00   -1.80
12/29/00  -2.52
3/31/01   -4.71
6/29/01   -6.05
9/30/01   -3.67
12/31/01  -3.26
3/30/02   -1.50
6/30/02    2.23

[end line chart]


Chart shows annual percentage change in dividends per share in the S&P 500. [End Sidebar]

Tom Culhane is now in his sixties, but he vividly recalls selling newspapers as a small boy in Cambridge, Massachusetts. "In those days, a paper cost two cents," he says with a chuckle. "Most people tossed me a nickel and let me keep the change - a profit that, I would mention, made a meaningful contribution to our household. I kept it up until newspapers went up to five cents, then I looked around for more interesting work."

That resourcefulness has served Tom well over the years. He and his wife Bonnie run Farr Academy, a small high school in Cambridge dedicated to helping some of the area's most troubled teenagers. The Culhanes founded the school in 1972, and it remains the cornerstone of an organization that today oversees two high schools, a residence for disabled children and a daycare center.

Given the critical needs of these youngsters and the high ratio of teachers and caregivers to students, meeting daily expenses is a constant challenge. Tom looks to a variety of channels for funding, including local and state agencies, private tuition and fundraising. "For non-profit organizations, relying on a single source of revenue would make for very precarious budget planning," he explains. "A single decision, such as a cutback in a particular government program, could make the difference between helping a child or abandoning him to the system. As a trustee charged with stewarding our organization's assets, I try to diversify our revenue stream to help us survive should one source go off track." He hopes to eventually build an endowment that can generate steady income as well.

Appreciation of a reliable income stream carries into the Culhanes' personal financial planning. Along with nearly 100 other employees, Tom and Bonnie invest through the organization's tax-deferred retirement plan, known as a 403(b). Tom and his broker established the plan nearly 15 years ago as a way to help his hard-working staff begin to build a nest egg. Their contributions are matched by a small percentage of their compensation.

[Begin Sidebar]
WITHDRAWING INCOME: THE DIVIDEND ADVANTAGE

THE VAST MAJORITY OF THE INCOME FUND OF AMERICA'S SHAREHOLDERS REINVEST THEIR QUARTERLY DIVIDENDS, BUT SOME - INCLUDING A LARGE NUMBER OF FOUNDATIONS, ENDOWMENTS AND OTHER NON-PROFIT ORGANIZATIONS - USE THEIR DIVIDENDS TO MEET CURRENT EXPENSES. OVER THE YEARS, THE FUND'S ABOVE-AVERAGE INCOME HAS ALLOWED MEANINGFUL WITHDRAWALS TO BE MADE WITHOUT INVADING PRINCIPAL, THUS HELPING MAXIMIZE GROWTH POTENTIAL BETTER THAN THE BROADER STOCK MARKET.

The example on the right shows hypothetical $100,000 investments in the fund and in the S&P 500 made on January 1, 1974. It assumes a 6% initial withdrawal, which is increased 6% annually. The first withdrawal was $6,000 on December 15, 1974. Total withdrawals over the fund's 28-2/3 year lifetime come to $411,168.

WITH THE SAME INITIAL INVESTMENT...
....higher dividends provided enough income...
[bar chart]
IFA    $667,698
S&P    $160,966
[end chart]

....keeping the principal intact and letting compounding do its work.
[bar chart]
                           IFA          S&P
Initial investment         $100,000     $100,000
Remaining account value    $830,437     $295,447
Amount withdrawn           $411,168     $411,168
[end chart]
[End Sidebar]

With stock prices roiling in recent years, Tom looked to mitigate some of the volatility in his portfolio. He recently added The Income Fund of America to his other American Funds holdings, based on the fund's history of steady dividends and long history of resilience during stock declines.

THE BUILDING BLOCKS OF GROWTH

The Culhanes are not alone in reassessing the role that dividends play in a portfolio. During the late 1990s, the popularity of dividends flagged as price appreciation became the sole mantra of many stock investors. Today dividends have regained some of their luster, a change of heart that doesn't surprise Janet McKinley, the chairman of The Income Fund of America and a portfolio counselor.

"It's important to remember that until you sell your investment, dividends are the only tangible component of your return," says Janet. "This becomes particularly evident when stock prices are declining, because dividends might be the only positive return you receive until conditions improve. Given that tangibility, dividends are a much less volatile way to enhance growth."

Indeed, notwithstanding the recent bubble in equity prices, dividends have historically played a meaningful role in the growth of stocks. Looking at every decade since the 1930s, dividends have on average contributed about 50% of the total return of the S&P 500 Composite Index. Taking a very long view, the 1990s were a historical anomaly; during that decade, dividends accounted for only 27% of the total return from stocks.

The key to maximizing the power of dividends is, of course, reinvesting them and putting compounding to work. What's more, for shareholders with a long time horizon, market declines can actually have a bright side. "Reinvesting dividends introduces a level of discipline that can be very rewarding over time," says Janet. "You can use them to buy shares regularly and eventually average out the overall cost of your investment." (Regular investing does not guarantee a profit or protect against loss.) For shareholders who rely on investment income to meet expenses, taking dividends in cash is a way to preserve principal during difficult markets.

Over its lifetime, The Income Fund of America has generated dividends that have been considerably higher than the broader stock market, and this has added up in impressive ways. As the "mountain" chart on pages 6 and 7 shows, $10,000 invested in the fund at inception grew to $41,359 without dividends - and swelled to $280,397 when dividends were reinvested.

[photograph: Tom with a few residents of Agape Inn]
[begin caption]
Tom with a few residents of Agape Inn, a program for disabled children. The resident is part of an organization that includes two high schools and a daycare center.
[end caption]


THE DISCIPLINE OF DIVIDENDS

Tom's primary goal for his high school students is to help them integrate into the mainstream, a major hurdle considering the harsh circumstances most of these teenagers must overcome. Some have had brushes with the law and behavioral problems are a concern. Tom's approach to these problems is fairly unusual among institutions of this type. When conflicts arise, he and his staff work patiently with students, helping them to understand the consequences of their actions in an effort to modify their future responses. "The crime-and-punishment approach typical of many institutions generally provides a quick fix, with few long-term changes," Tom explains. "Our method is more laborious, and certainly frustrating at times, but it gives our students the social tools they need to interact with people constructively and effectively."

Businesses likewise need strategies for dealing with difficult conditions. For investors, dividend patterns and what they often reveal about the way a company manages its cash flow, offer important information about the quality and fitness of a company's management - and about its commitment to shareholders.

The excesses of the past decade can provide an object lesson in the consequences of imprudent uses of capital. In the push for growth at all costs, corporate managers often chose to retain all or most of the company's earnings, using cash to acquire other assets, make capital investments or buy back shares of their stock. As a result, dividend payout ratios, the percentage of net earnings distributed to shareholders, fell to 34% in 1999, down from an annual average of 51% since 1950. Today, with earnings in the doldrums, many businesses are scrambling for cash, leaving shareholders with little to show for their investments. Dividends on the S&P 500 shrank in 2000 and again in 2001, the first back-to-back dividend declines in three decades, although they may be making a comeback now.

Conversely, companies that make dividend payouts a part of their strategy often exhibit an overall discipline when it comes to capital allocation. That discipline can offer clues about their ability to survive tough times and do well over the long term. As its name suggests, The Income Fund of America focuses primarily on the income component of total return, but dividends and capital growth are often part of a virtuous circle. As Darcy Kopcho, the fund's president and a portfolio counselor notes, "A healthy or growing dividend demonstrates to me that management has enough confidence in the firm's future to part with its cash. That's a clue that its share price should also do well over the long term." Among the auto companies she follows as an analyst, for example, General Motors recently held its dividend steady, despite the weak economy. The stock is a large fund holding.

[photograph: Bonnie and Tom with granddaughter]
[begin caption]
Bonnie and Tom relax at home with their granddaughter, Ruby.
[end caption]


SIGNPOSTS OF VALUE

The Income Fund of America's investment professionals look for many things when they consider a company for the portfolio, including the health of its balance sheet, the richness of its cash flow and the quality of the management. Dividend yield, which expresses a stock's income relative to its market price, can serve as an indicator of value. A high yield may signal to investors that a stock is cheap relative to its future earnings potential and that it may be due for a turnaround, while a low yield might suggest a security is overpriced.

Of course, there are many other factors to consider when looking at yield, including risk. The fund's portfolio counselors and analysts seek to minimize some of those risks through careful, fundamental research. (Please see related story opposite.) Broad diversification among companies and types of securities also helps. For example, both bonds and convertibles - bond-like securities that convert to stocks at a certain market price - help the fund meet its demanding income objective.

PLANTING THE SEEDS

Over the years, Tom Culhane has seen more than 150 graduates pass through the doors of Farr Academy. Better prepared to meet life's challenges, a number of them have gone on to college and successful careers. That number should grow. A new high school and residence was just opened on nearly 30 wooded acres near Cape Cod. With room for 40 students, Tom expects his budget to double in the next year or so.

In the meantime, the Culhanes, who have three grown children and several grandchildren, are preparing for their own futures. By including The Income Fund of America - with its history of building long-term growth through generous dividends - in their investment portfolio, they are thoughtfully planning for a well-earned retirement.

A DIVERSITY OF PERSPECTIVES

TO MEET ITS DIVIDEND OBJECTIVE, THE INCOME FUND OF AMERICA INVESTS IN A WIDE VARIETY OF SECURITIES.

Regardless of the type of investment, however, every decision is supported by the collaborative research of American Funds stock and bond analysts, who work together to get to know companies inside and out.

[photograph: Steve Moore, Richard Lewis, Hilda Applbaum]
[photo caption]
American Funds technology analysts Steve Moore (at left) and Richard Lewis with Hilda Applbaum, a fund portfolio counselor who specializes in convertible securities
[end caption]

That collective knowledge can sometimes uncover attractive opportunities from unexpected quarters. Several years ago, for example, Richard Lewis, an American Funds fixed-income analyst, became intrigued by a trend among a number of the technology companies he covers. He noted that when tech stocks were soaring in 2000, many companies chose to issue convertible debt as a way to float their equities cheaply. Convertibles are a hybrid debt security that allow for conversion into stock of the issuing company at a pre-determined date and price. "They were priced to sell at a 25% to 30% premium to the stock price at issue," he explains, "That strategy worked as long as the stocks continued their upward swing, but if prices declined, the companies would be left with debt - not the equity they thought they were issuing."

Richard reasoned that when the technology bubble burst, the marketplace would be flooded with a huge number of these fixed-income securities, which would likely trade at very attractive yields. He set out in search of diamonds in the rough and grew interested in Solectron, one of the world's largest contract manufacturers of electronic equipment. As a bond analyst, he liked the company's balance sheet. Noting that Solectron had a solid plan underway for restructuring its business, had little net debt and was generating robust cash flow, he believed the company was poised to do well whether the technology sector recovered or not.

To enrich his perspective, Richard worked with Steve Moore, an American Funds equity analyst, and Hilda Applbaum, a fund portfolio counselor who specializes in convertible securities. They provided insights into how Solectron stacked up against its peers, its relative worth in the marketplace and its appropriateness as a long-term investment for The Income Fund of America. After piecing the puzzle together, Richard, Steve and Hilda recommended two Solectron convertibles last summer and its newly issued bond in early 2002. While we anticipate some near-term volatility given the current environment for the technology sector, we believe these securities should provide attractive yields and total returns over the longer term.


The Income Fund of America, Inc.
Investment portfolio, July 31, 2002
[pie chart]
                                                Percent
                                                 of net
Investment portfolio                             assets
U.S. equity-type securities                       44.1%
Non-U.S. equity-type securities                     13.7
U.S. Treasury & agency obligations                   4.9
Other fixed-income securities                       22.7
Cash & equivalents                                  14.6
[end chart]

The Income Fund of America, Inc.
Investment portfolio, July 31, 2002


                                                                 Percent
                                                                  of net
Five largest industries in equity-type holdings                   assets

Banks                                                               4.3%
Electric utilities                                                    4.3
Real estate                                                           4.2
Oil & gas                                                             4.1
Diversified telecommunication services                                3.5

The Income Fund of America, Inc.
Investment portfolio, July 31, 2002


                                                Percent
                                                 of net
Ten largest equity-type holdings                 assets

Ford Motor Co. Capital Trust                       1.6%
Weyerhaeuser                                         1.3
J.P. Morgan Chase                                    1.1
R.J. Reynolds Tobacco Holdings                       1.1
PACCAR                                               1.0
Royal Dutch Petroleum/
"Shell" Transport and Trading                        1.0
Philip Morris                                        1.0
May Department Stores                                 .9
Wachovia                                              .9
General Motors                                        .9

The Income Fund of America, Inc.
Investment portfolio, July 31, 2002


                                                                                     Shares or         Market
                                                                                     principal          value
Equity securities                                                                       amount          (000)

BANKS  -  4.31%
Wachovia Corp.                                                                 5,275,100           $   188,849
Lloyds TSB Group PLC                                                          11,150,000               111,506
Societe Generale                                                               1,986,100               110,853
National City Corp.                                                            3,030,100                93,630
Commonwealth Bank of Australia                                                 5,446,730                92,153
Bank of Nova Scotia                                                            2,400,000                74,593
Bank of America Corp.                                                          1,000,000                66,500
Alliance & Leicester PLC                                                       4,818,876                61,040
Wells Fargo & Co.                                                                540,000                27,464
BANK ONE CORP.                                                                   420,000                16,342
Westpac Banking Corp.                                                          1,908,661                15,799
Comerica Inc.                                                                    250,000                14,540
ABN AMRO Holding NV                                                            1,000,000                14,198
NB Capital Corp. 8.35% exchangeable                                              520,000                13,562
preferred depositary shares
Bank of New York Co., Inc.                                                       400,000                12,808
                                                                                                       913,837

ELECTRIC UTILITIES  -  4.27%
Consolidated Edison, Inc.                                                      3,825,000               163,901
DTE Energy Co.                                                                 3,265,000               133,734
Ameren Corp.                                                                   2,979,400               130,200
National Grid Group PLC                                                       17,894,649               123,618
Dominion Resources, Inc.                                                       1,000,000                59,440
Dominion Resources, Inc. 9.50% PIES                                              594,000                33,264
convertible preferred 2004
American Electric Power Co., Inc.                                              2,125,000                69,934
Southern Co.                                                                   1,940,000                55,833
Progress Energy, Inc.                                                            911,924                42,632
Scottish Power PLC                                                             5,155,400                28,217
TXU Corp., Series C, 8.75% convertible                                      $    585,000                27,279
preferred 2004, units
FPL Group, Inc.                                                                  405,000                22,943
OGE Energy Corp.                                                                 810,000                16,192
                                                                                                       907,187

REAL ESTATE  -  4.17%
Equity Residential (formerly Equity                                            3,610,000                96,567
Residential Properties Trust)
Equity Residential (formerly Equity                                              600,000                14,574
Residential Properties Trust), Series G,
 7.25% convertible preferred
Health Care Property Investors, Inc.                                           2,492,900               109,214
Plum Creek Timber Co., Inc.                                                    3,658,100               104,256
Weingarten Realty Investors                                                    2,107,500                78,188
Hang Lung Properties Ltd.                                                     70,000,000                75,386
Equity Office Properties Trust                                                 2,475,000                65,290
Boston Properties, Inc.                                                        1,595,000                59,493
Unibail                                                                          597,554                37,448
Archstone-Smith Trust                                                          1,377,000                34,976
CenterPoint Properties Corp.                                                     580,000                33,884
AMB Property Corp.                                                               895,000                26,447
ProLogis (formerly ProLogis Trust),                                            1,060,000                26,182
Series D, 7.92% preferred
Kimco Realty Corp.                                                               725,000                23,301
Hysan Development Co. Ltd.                                                    21,001,854                19,387
Sun Hung Kai Properties Ltd.                                                   2,000,000                15,000
Duke Realty Corp., Series B, 7.99% preferred                                     300,000                14,766
cumulative step-up premium rate
Simon Property Group, Inc., Series C, 7.89%                                      200,000                 9,937
preferred cumulative step-up premium rate
Land Securities PLC                                                              744,300                 9,544
Hang Lung Group Ltd.                                                          10,000,000                 9,231
IAC Capital Trust, Series A, 8.25% TOPRS                                         281,350                 7,034
preferred
FelCor Lodging Trust Inc.                                                        450,000                 6,772
New Plan Realty Trust, Series D, 7.80% preferred                                 112,500                 5,449
 cumulative step-up premium rate
Nationwide Health Properties, Inc., Series A,                                     50,000                 3,366
7.677% preferred cumulative step-up premium rate
                                                                                                       885,692

OIL & GAS  -  4.07%
Royal Dutch Petroleum Co. (New York registered)                                3,295,000               150,581
"Shell" Transport and Trading Co., PLC                                         7,076,600                48,249
"Shell" Transport and Trading Co., PLC (ADR)                                     163,900                 6,699
Marathon Oil Corp.                                                             7,405,000               179,497
ChevronTexaco Corp.                                                            1,999,042               149,928
Occidental Petroleum Corp.                                                     2,700,000                73,143
Phillips Petroleum Co.                                                         1,129,700                58,462
Exxon Mobil Corp.                                                              1,470,000                54,037
Conoco Inc.                                                                    2,000,000                48,240
Unocal Capital Trust 6.25%  convertible                                          700,000                33,775
preferred 2026
ENI SpA                                                                        1,850,000                27,776
Kerr-McGee Corp.                                                                 400,000                18,708
Husky Energy Inc.                                                              1,500,000                14,672
                                                                                                       863,767

DIVERSIFIED TELECOMMUNICATION SERVICES  -  3.47%
Verizon Communications Inc.                                                    3,798,000               125,334
Bell Atlantic Financial Services, Inc. 4.25%                                $ 25,000,000                24,187
convertible debentures 2005 (1)
SBC Communications Inc.                                                        5,375,300               148,681
Swisscom AG                                                                      309,722                90,100
Telefonos de Mexico, SA de CV, Class L (ADR)                                   2,990,000                86,411
Hellenic Telecommunications Organization SA                                    3,889,200                54,002
ALLTEL Corp. 7.75% 2005, units                                              $  1,160,000                49,416
Deutsche Telekom AG                                                            4,000,000                45,435
AT&T Corp.                                                                     3,285,000                33,441
CenturyTel, Inc. 6.875% ACES 2005, units                                    $  1,400,000                32,620
Sprint Corp. - FON Group                                                       3,198,000                29,901
NTL Inc. 5.75% convertible subordinated                                     $120,000,000                14,400
notes 2009 (2)
NTL Inc., warrants, expire 2008  (1)  (3) (4)                                     25,650                     0
Qwest Trends Trust 5.75% convertible                                             500,000                 2,500
preferred 2003  (1)
Allegiance Telecom, Inc., warrants,                                               20,000                    39
expire 2008  (1)  (3) (4)
GT Group Telecom Inc., warrants,                                                  15,000                     4
expire 2010  (1)  (3) (4)
XO Communications, Inc. 14.00%                                                        12                     0
preferred 2009  (5)                                                                                    736,471

PAPER & FOREST PRODUCTS  -  3.24%
Weyerhaeuser Co.                                                               4,852,900               285,108
International Paper Co.                                                        3,039,640               121,038
International Paper Co., Capital                                                 400,000                18,500
Trust 5.25% convertible preferred 2025
UPM-Kymmene Corp.                                                              3,950,600               128,819
Stora Enso Oyj, Class R                                                        3,664,275                42,698
Georgia-Pacific Corp., Georgia-Pacific                                      $  1,685,000                40,187
Group 7.50% PEPS convertible preferred
 2002, units
MeadWestvaco Corp.                                                               925,000                24,596
Holmen AB, Class B                                                               942,900                19,825
Potlatch Corp.                                                                   210,700                 6,715
                                                                                                       687,486

TOBACCO  -  3.04%
R.J. Reynolds Tobacco Holdings, Inc.                                           4,241,600               231,719
Philip Morris Companies Inc.                                                   4,400,000               202,620
Gallaher Group PLC                                                            11,261,186               107,775
Imperial Tobacco PLC                                                           5,765,839                88,363
UST Inc.                                                                         500,000                14,715
                                                                                                       645,192

FOOD PRODUCTS  -  2.76%
Sara Lee Corp.                                                                 8,525,000               159,758
H.J. Heinz Co.                                                                 3,517,800               135,259
General Mills, Inc.                                                            2,665,000               110,464
Kellogg Co.                                                                    2,550,000                87,822
ConAgra Foods, Inc.                                                            2,250,000                56,497
Unilever NV (New York registered)                                                600,000                33,810
Unilever PLC                                                                     250,000                 2,199
                                                                                                       585,809

AUTOMOBILES  -  2.45%
Ford Motor Co. Capital Trust II 6.50%                                       $  6,621,800               336,056
cumulative convertible trust preferred 2032
General Motors Corp.                                                           3,450,000               160,597
General Motors Corp., Series B, 5.25%                                       $    976,000                23,814
convertible debentures 2032
                                                                                                       520,467

MACHINERY  -  2.08%
PACCAR Inc                                                                     5,732,400               219,838
Caterpillar Inc.                                                               2,730,000               122,031
Deere & Co.                                                                    1,200,000                50,424
Cummins Capital Trust I 7.00% QUIPS                                              356,000                17,177
convertible preferred 2031  (1)
Cummins Capital Trust I 7.00%                                                    244,000                11,773
 convertible preferred 2031
Metso Oyj                                                                      1,779,998                20,218
                                                                                                       441,461

DIVERSIFIED FINANCIALS  -  1.87%
J.P. Morgan Chase & Co.                                                        9,718,600               242,576
ING Groep NV                                                                   4,326,200                93,620
Swire Pacific Capital Ltd. 8.84% cumulative                                    1,125,000                27,984
guaranteed perpetual capital securities  (1)
Swire Pacific Offshore Financing Ltd. 9.33%                                      195,000                 5,046
cumulative guaranteed perpetual preferred
capital securities (1)
Providian Financial Corp. 3.25% convertible                                 $ 25,000,000                16,312
 debentures 2005
Wilshire Financial Services Group Inc. (3) (6)                                 2,150,517                 7,312
Wharf (Holdings) Ltd.                                                          2,201,000                 4,642
                                                                                                       397,492

CHEMICALS  -  1.69%
Dow Chemical Co.                                                               4,973,200               143,576
DSM NV                                                                         3,072,005               139,877
E.I. du Pont de Nemours and Co.                                                1,800,000                75,438
                                                                                                       358,891

ELECTRONIC EQUIPMENT & INSTRUMENTS  -  1.56%
Solectron Corp. 7.25% convertible                                           $  2,180,000                29,648
preferred 2004, units
Solectron Corp. 0% LYON convertible notes 2020                              $218,600,000                91,812
Solectron Corp. 0% LYON convertible notes 2020                              $ 32,195,000                18,190
Celestica Inc. 0% convertible debentures 2020                               $181,000,000                75,341
Sanmina Corp. 0% convertible subordinated                                   $161,000,000                51,319
debentures 2020
SCI Systems, Inc. 3.00% convertible                                         $ 33,500,000                20,142
subordinated debentures 2007
Agilent Technologies, Inc. 3.00% convertible                                $ 30,185,000                26,978
debentures 2021 (1)  (7)
Agilent Technologies, Inc. 3.00% convertible                                $  5,000,000                 4,469
debentures 2021 (7)
Thermo Electron Corp. 4.00% convertible                                     $ 10,000,000                 9,425
subordinated debentures 2005
DDi Corp. (formerly KDDI Corp.) 5.25%                                       $ 10,000,000                 4,275
convertible subordinated notes 2008
                                                                                                       331,599

INSURANCE  -  1.33%
Allstate Corp.                                                                 2,175,000                82,672
SAFECO Corp.                                                                   2,500,000                79,350
American International Group, Inc.                                               492,150                31,458
XL Capital Ltd., Class A                                                         400,000                29,640
American Financial Group, Inc.                                                 1,329,700                29,453
Royal & Sun Alliance Insurance Group PLC                                       7,800,000                20,980
Irish Life & Permanent PLC                                                       700,000                 8,534
                                                                                                       282,087

PHARMACEUTICALS  -  1.21%
Eli Lilly and Co.                                                              1,565,000                91,427
Bristol-Myers Squibb Co.                                                       3,450,000                80,833
Sepracor Inc. 5.75% convertible notes 2006 (1)                              $ 23,570,000                10,842
Sepracor Inc. 7.00% convertible subordinated                                $ 13,500,000                 7,155
debentures 2005 (1)
Sepracor Inc. 5.00% convertible subordinated                                $ 16,000,000                 7,000
debentures 2007
Sepracor Inc. 7.00% convertible subordinated                                $  9,000,000                 4,770
debentures 2005
Sepracor Inc.  (3)                                                               310,329                 2,095
Sepracor Inc. 5.75% convertible notes 2006                                  $  1,430,000                   658
Wyeth (formerly American Home Products Corp.)                                    725,000                28,928
Pharmacia Corp.                                                                  532,613                23,829
                                                                                                       257,537

FOOD & DRUG RETAILING  -  1.18%
Albertson's, Inc.                                                              6,130,000               172,743
Woolworths Ltd.                                                                9,000,678                59,262
Koninklijke Ahold NV                                                           1,087,000                18,159
                                                                                                       250,164

GAS UTILITIES  -  1.03%
NiSource Inc.                                                                  5,539,300               109,678
NiSource Inc. 7.75% PIES convertible                                             325,000                12,610
 preferred 2003
Enbridge Inc.                                                                  3,381,383                97,306
                                                                                                       219,594

SEMICONDUCTOR EQUIPMENT & PRODUCTS  -  0.97%
Analog Devices, Inc. 4.75% convertible                                      $ 53,350,000                49,949
subordinated notes 2005
Burr-Brown Corp. 4.25% convertible                                          $ 17,800,000                17,867
subordinated notes 2007 (1)
Burr-Brown Corp. 4.25% convertible                                          $  7,200,000                 7,227
subordinated notes 2007
RF Micro Devices, Inc. 3.75% convertible                                    $ 30,000,000                22,763
subordinated notes 2005
Semtech Corp. 4.50% convertible                                             $ 18,530,000                15,774
subordinated notes 2007 (1)
Semtech Corp. 4.50% convertible                                             $  8,000,000                 6,810
subordinated notes 2007
ASML Holding NV 5.75% convertible notes 2006 (1)                            $ 20,000,000                19,500
LSI Logic Corp. 4.00% convertible                                           $ 23,400,000                18,896
subordinated notes 2005
TriQuint Semiconductor, Inc. 4.00%                                          $ 23,000,000                16,129
convertible subordinated notes 2007
Cypress Semiconductor Corp. 3.75%                                           $ 16,760,000                13,513
convertible subordinated notes 2005
Vitesse Semiconductor Corp. 4.00%                                           $ 14,625,000                10,256
convertible subordinated debentures 2005
Amkor Technology, Inc. 5.75% convertible                                    $ 15,000,000                 7,500
notes 2006                                                                                             206,184

MULTILINE RETAIL  -  0.93%
May Department Stores Co.                                                      6,443,000               197,929


AEROSPACE & DEFENSE  -  0.82%
RC Trust I 8.25% convertible                                                $  1,340,000                75,844
preferred 2006, units
Raytheon Co.                                                                   1,723,900                56,165
Honeywell International Inc.                                                   1,050,000                33,978
Northrop Grumman Corp. 7.25%                                                $     66,670                 7,817
convertible preferred 2004, units
                                                                                                       173,804

INDUSTRIAL CONGLOMERATES  -  0.76%
General Electric Co.                                                           3,415,000               109,963
3M Co. (formerly Minnesota Mining                                                400,000                50,332
and Manufacturing Co.)
                                                                                                       160,295

HOUSEHOLD PRODUCTS  -  0.61%
Kimberly-Clark Corp.                                                           1,455,000                88,828
Kimberly-Clark de Mexico, SA de CV, Class A                                   16,750,000                40,238
                                                                                                       129,066

COMMUNICATIONS EQUIPMENT  -  0.60%
Motorola, Inc. 7.00% convertible                                            $  1,750,000                69,965
 preferred 2004, units
Corning Inc. 0% convertible debentures 2015                                 $ 66,552,000                30,614
Nortel Networks Corp. 4.25% convertible                                     $ 40,000,000                15,450
 notes 2008 (1)
Juniper Networks, Inc. 4.75% convertible                                    $ 17,000,000                11,050
subordinated notes 2007
                                                                                                       127,079

METALS & MINING  -  0.45%
Phelps Dodge Corp.                                                               875,000                29,908
Phelps Dodge Corp., Series A, 6.75% mandatory                                    200,000                18,530
 convertible preferred shares (MEDS) 2005
Inco Ltd. 5.75% convertible debentures 2004                                 $ 17,250,000                17,207
Inco Ltd. 0% convertible notes LYON 2021                                    $ 26,000,000                14,950
CONSOL Energy Inc.                                                               553,800                 7,753
Freeport-McMoRan Copper & Gold Inc.,                                             300,000                 4,581
Class B  (3)
Massey Energy Co.                                                                250,300                 1,837
                                                                                                        94,766

ELECTRICAL EQUIPMENT  -  0.42%
Hubbell Inc., Class B                                                          2,893,100                88,500


BEVERAGES  -  0.39%
Southcorp Ltd.                                                                29,712,357                81,930


INTERNET & CATALOG RETAIL  -  0.34%
Amazon.com, Inc. 4.75% convertible subordinated                             $114,675,000                72,102
 debentures 2009


ROAD & RAIL  -  0.31%
CSX Corp.                                                                      1,613,300                55,772
Union Pacific Capital Trust 6.25% TIDES                                          186,800                 9,282
convertible preferred 2028  (1)
                                                                                                        65,054

MEDIA  -  0.29%
AT&T Corp. Liberty Media Group 3.50%                                        $ 55,000,000                35,475
convertible debentures 2031 (1)
Interpublic Group of Companies, Inc. 1.87%                                  $ 17,000,000                12,623
convertible subordinated notes 2006 (1)
AOL Time Warner Inc.  (3)                                                        850,120                 9,776
United Pan-Europe Communications NV,                                               1,180                 2,652
convertible preferred  (1) (3) (4)
United Pan-Europe Communications NV,                                             572,960                     0
warrants, expire 2007  (3) (4)
                                                                                                        60,526


WIRELESS TELECOMMUNICATION SERVICES  -  0.28%
Nextel Communications, Inc. 5.25%                                           $ 42,300,000                22,631
convertible senior notes 2010
Nextel Communications, Inc., Class A  (1)  (3)                                 2,194,633                12,575
Nextel Communications, Inc., Series E,                                             3,168                 1,394
11.125% exchangeable preferred,
redeemable 2010  (5)
American Tower Corp. 5.00% convertible                                      $ 36,325,000                16,346
 debentures 2010
Price Communications Corp.  (3)                                                  271,522                 3,807
Dobson Communications Corp. 13.00%                                                10,191                 2,548
senior exchangeable preferred 2009  (5)
Dobson Communications Corp. 12.25% senior                                          3,354                   671
 exchangeable preferred 2008  (5)
Dobson Communications Corp. 12.25% senior                                            928                   186
exchangeable preferred, redeemable 2008  (5)
Leap Wireless International, Inc., warrants,                                      27,025                     0
 expire 2010 (1)  (3)
NTELOS, Inc., warrants, expire 2010 (3) (4)                                        5,200                    -
                                                                                                        60,158


SPECIALTY RETAIL  -  0.28%
Gap, Inc. 5.75% convertible notes 2009 (1)                                  $ 28,000,000                28,700
Toys "R" Us, Inc. 6.25% 2005, units                                         $    400,000                16,760
Kingfisher PLC                                                                 4,326,646                13,092
                                                                                                        58,552


MULTI-UTILITIES & UNREGULATED POWER  -  0.25%
Duke Energy Corp. 8.25% convertible                                         $  1,691,000                33,177
 preferred 2004, units
Williams Companies, Inc.                                                       5,559,100                16,399
NRG Energy, Inc. 6.50% convertible                                          $  1,000,000                 2,650
preferred 2004, units
AES Trust VII 6.00% convertible preferred 2008                                   200,000                 1,000
                                                                                                        53,226


OTHER  INDUSTRIES  -  1.37%
Gillette Co.                                                                   1,600,000                52,608
British Airways PLC (3)                                                       18,200,000                45,538
Electronic Data Systems Corp. 7.625%                                        $  1,150,900                42,215
 FELINE PRIDES 2004
Pitney Bowes Inc.                                                              1,025,000                39,975
TRW Inc.                                                                         625,000                33,719
Amcor Ltd.  (1)                                                                4,000,000                18,064
GKN PLC                                                                        4,000,000                16,873
ImClone Systems Inc. 5.50% convertible notes 2005                           $ 20,000,000                12,200
Fluor Corp.                                                                      350,300                11,245
TXI Capital Trust I 5.50% convertible                                            250,000                 8,200
 preferred 2028
Computer Associates International, Inc.                                     $  5,263,000                 3,921
5.00% convertible notes 2007 (1)
Foster Wheeler Ltd. 6.50% convertible                                       $ 15,000,000                 3,450
subordinated notes 2007 (1)
Clarent Hospital Corp.  (3) (6)                                                  453,247                 2,266
Brambles Industries PLC                                                          336,100                 1,330
Protection One, Inc., warrants,                                                   57,600                    30
expire 2005  (1)  (3) (4)
AMF Bowling Worldwide, Inc. 0% convertible                                  $ 26,391,000                     3
debentures 2018 (1) (4)
TI Automotive Ltd., Class A  (3) (4)                                           7,000,000                     0
                                                                                                       291,637

Miscellaneous  -  4.96%
Other equity securities in initial                                                                   1,053,089
period of acquisition


Total equity securities (cost: $12,206,438,000)                                                     12,258,630



                                                                                     Principal         Market
                                                                                        amount          value
Bonds & notes                                                                            (000)          (000)

DIVERSIFIED TELECOMMUNICATION SERVICES  -  2.83%
Sprint Capital Corp.:
 5.70% 2003                                                                 $      1,000                  $870
 5.875% 2004                                                                      10,750                 8,815
 7.90% 2005                                                                       11,000                 8,944
 7.125% 2006                                                                      13,540                10,426
 6.00% 2007                                                                       46,610                35,424
 6.125% 2008                                                                       2,000                 1,440
 7.625% 2011                                                                      17,995                13,586
 8.375% 2012                                                                      90,000                70,200
 6.90% 2019                                                                        4,000                 2,789
 8.75% 2032                                                                        8,000                 5,600
TCI Communications, Inc. 8.00% 2005                                               15,000                13,583
AT&T Corp.:
 6.50% 2006 (1)                                                                   46,200                42,031
 7.30% 2011 (1)                                                                   47,890                41,425
 6.50% 2029                                                                       10,000                 6,999
 8.00% 2031 (1)                                                                   10,000                 8,197
Voicestream Wireless Corp.:
 10.375% 2009                                                                     60,858                58,424
 0%/11.875% 2009 (8)                                                              27,085                20,043
Deutsche Telekom International Finance BV:
 7.75% 2005                                                                       15,000                15,532
 8.00% 2010                                                                        2,250                 2,326
 9.25% 2032                                                                       10,000                10,551
Qwest Capital Funding, Inc.:
 7.75% 2006                                                                       18,735                 7,307
 7.00% 2009                                                                        1,000                   390
 7.90% 2010                                                                       46,325                18,067
 7.25% 2011                                                                       31,675                12,353
 7.625% 2021                                                                       5,000                 1,775
Qwest Corp. 8.875% 2012 (1)                                                       32,400                25,596
U S WEST Capital Funding, Inc. 6.25% 2005                                          6,875                 2,750
PCCW-HKT Capital Ltd. 7.75% 2011 (1)                                              30,250                30,819
Verizon Global Funding Corp. 6.75% 2005                                           14,500                14,899
Verizon New York Inc., Series A, 6.875% 2012                                       6,500                 6,261
Orange PLC 8.75% 2006                                                              8,000                 7,772
France Telecom 8.25% 2011                                                          9,600                 9,557
CenturyTel, Inc., Series H, 8.375% 2010                                           15,000                15,401
British Telecommunications PLC 8.375% 2010 (7)                                    12,500                13,767
NTL Inc. 12.75% 2005 (2)                                                          10,520                 1,473
Comcast UK Cable Partners Ltd. 11.20% 2007 (2)                                    13,375                11,502
Williams Communications Group, Inc.: (2)
 10.70% 2007                                                                      19,650                 2,161
 11.70% 2008                                                                      47,800                 5,258
 10.875% 2009                                                                     28,000                 3,080
Telewest Communications PLC:
 9.875% 2010                                                                       9,325                 2,051
 0%/11.375% 2010 (8)                                                              35,250                 5,640
TeleWest PLC:
 9.625% 2006                                                                         450                    94
 11.00% 2007                                                                       5,325                 1,118
Koninklijke KPN NV 8.00% 2010                                                      6,750                 6,823
TELUS Corp. 8.00% 2011                                                            11,150                 6,690
Singapore Telecommunications Ltd. 7.375% 2031 (1)                                  6,000                 5,943
COLT Telecom Group PLC 12.00% 2006                                                 5,000                 3,000
Netia Holdings BV 11.25% 2007 (2)                                                  7,500                 1,237
GT Group Telecom Inc. 0%/13.25%                                                   15,000                    75
 units 2010 (2) (8)
NEXTLINK Communications, Inc. 0%/                                                 10,000                    50
12.125% 2009 (2)  (8)
                                                                                                       600,114

MEDIA  -  2.61%
Charter Communications Holdings, LLC:
 8.25% 2007                                                                       11,150                 7,136
 10.00% 2009                                                                       9,500                 6,032
 10.75% 2009                                                                      20,000                13,200
 0%/11.75% 2010 (8)                                                                7,450                 3,129
 0%/9.92% 2011 (8)                                                                15,100                 6,795
 11.125% 2011                                                                     16,500                10,890
 0%/11.75% 2011 (8)                                                              125,132                41,294
 0%/13.50% 2011 (8)                                                               69,300                24,948
 Charter Communications Holdings                                                  72,500                24,650
Capital Corp. 0%/12.125% 2012 (8)
Fox/Liberty Networks, LLC, FLN Finance, Inc.:
 8.875% 2007                                                                      23,850                24,834
 0%/9.75% 2007 (8)                                                                43,750                45,500
CBS Corp. 7.15% 2005                                                              26,500                28,263
Viacom Inc.:
 6.40% 2006                                                                        3,000                 3,149
 7.70% 2010                                                                       10,000                11,003
 6.625% 2011                                                                       5,000                 5,152
Time Warner Inc.:
 7.75% 2005                                                                        9,500                 9,027
 8.18% 2007                                                                       20,000                17,338
 9.125% 2013                                                                       5,000                 4,365
Time Warner Companies, Inc. 7.25% 2017                                             8,000                 5,915
AOL Time Warner Inc.:
 6.875% 2012                                                                       2,750                 2,294
 7.625% 2031                                                                       6,500                 4,904
Liberty Media Corp.:
 7.75% 2009                                                                        7,950                 7,556
 7.875% 2009                                                                      16,600                15,597
 8.25% 2030                                                                          700                   591
Clear Channel Communications, Inc.:
 7.25% 2003                                                                       12,400                11,897
 6.00% 2006                                                                        6,700                 6,144
Chancellor Media Corp. of Los Angeles,                                             3,000                 2,932
Series B, 8.75% 2007
Comcast Cable Communications, Inc.:
 8.375% 2007                                                                       6,750                 6,189
 6.20% 2008                                                                       11,000                 8,790
 6.875% 2009                                                                       3,000                 2,627
Lenfest Communications, Inc. 7.625% 2008                                           2,000                 1,796
CSC Holdings, Inc.:
 7.25% 2008                                                                        8,000                 6,318
 8.125% 2009                                                                       8,000                 6,396
Cablevision Industries Corp. 9.875% 2013                                           6,000                 4,020
British Sky Broadcasting Group PLC 8.20% 2009                                     16,250                15,723
Adelphia Communications Corp.: (2)
 10.25% 2006                                                                      22,025                 6,387
 10.25% 2011                                                                      15,225                 4,567
Century Communications Corp.: (2)
 0% 2003                                                                           9,000                 1,440
 8.75% 2007                                                                       13,200                 2,112
Univision Communications Inc. 7.85% 2011                                          11,700                12,062
Hearst-Argyle Television, Inc. 7.00% 2018                                         12,425                11,326
Fox Family Worldwide, Inc. 10.25% 2007                                            10,241                10,856
LBI Media, Inc. 10.125% 2012 (1)                                                  10,750                10,562
EchoStar DBS Corp. 9.125% 2009 (1)                                                11,375                10,522
News America Holdings Inc. 7.75% 2045                                             10,347                 8,653
Rogers Communications Inc. 8.875% 2007                                            10,000                 8,275
Young Broadcasting Inc.:
 Series B, 8.75% 2007                                                              3,250                 2,803
 10.00% 2011                                                                       4,750                 4,180
TransWestern Publishing Co. LLC,                                                   6,250                 6,359
 Series F, 9.625% 2007
Sun Media Corp.:
 9.50% 2007                                                                        5,421                 5,529
 9.50% 2007                                                                          650                   663
Gannett Co., Inc. 4.95% 2005                                                       5,000                 5,193
Antenna TV SA 9.00% 2007                                                           5,250                 4,462
Emmis Communications Corp. 0%/12.50% 2011 (8)                                      6,379                 4,370
Regal Cinemas, Inc. 9.375% 2012 (1)                                                4,250                 4,335
Cox Radio, Inc. 6.625% 2006                                                        4,300                 4,192
Innova, S de RL 12.875% 2007                                                       5,000                 3,912
Gray Communications Systems, Inc. 9.25% 2011 (1)                                   3,500                 3,535
Radio One, Inc., Series B, 8.875% 2011                                             3,250                 3,291
Sinclair Broadcast Group, Inc. 8.75% 2011                                          3,125                 3,141
Multicanal Participacoes SA,                                                       6,475                 2,930
Series B, 12.625% 2004
Cumulus Media 10.375% 2008                                                         2,000                 2,030
Penton Media, Inc. 10.375% 2011                                                    6,250                 2,000
RBS Participacoes SA 11.00% 2007 (1)                                               4,250                 1,966
Hollinger Participation Trust 12.125%                                              1,950                 1,767
 2010 (1)  (5)
Carmike Cinemas, Inc., Series B, 10.375% 2009                                      1,550                 1,461
A.H. Belo Corp. 7.75% 2027                                                         1,250                 1,079
Key3Media Group, Inc. 11.25% 2011                                                  2,700                   810
                                                                                                       553,164

WIRELESS TELECOMMUNICATION SERVICES  -  2.33%
Nextel Communications, Inc.:
 0%/9.75% 2007 (8)                                                                47,175                30,428
 0%/10.65% 2007 (8)                                                                2,875                 1,977
 0%/9.95% 2008 (8)                                                               144,925                91,303
 12.00% 2008                                                                       8,250                 5,857
AT&T Wireless Services, Inc.:
 6.875% 2005                                                                       7,000                 5,536
 7.35% 2006                                                                        5,500                 4,295
 7.50% 2007                                                                       25,300                19,987
 7.875% 2011                                                                       8,305                 6,395
 8.125% 2012                                                                      22,630                17,234
TeleCorp PCS, Inc.:
 0%/11.625% 2009 (8)                                                              29,199                20,731
 10.625% 2010                                                                      2,300                 1,978
Tritel PCS, Inc.:
 0%/12.75% 2009 (8)                                                                2,975                 2,172
 10.375% 2011                                                                      2,625                 2,205
Nextel Partners, Inc.:
 12.50% 2009                                                                      31,750                16,669
 0%/14.00% 2009 (8)                                                               41,279                16,099
 11.00% 2010                                                                      37,825                19,669
Crown Castle International Corp.: (8)
 0%/10.625% 2007                                                                  11,125                 7,621
 0%/10.375% 2011                                                                  46,450                20,902
 0%/11.25% 2011                                                                   45,500                20,475
Cricket Communications, Inc.: (7)
 6.188% 2007                                                                      31,820                 8,591
 6.375% 2007                                                                      84,125                22,713
 6.625% 2007                                                                       4,335                 1,170
Leap Wireless International, Inc.:
 12.50% 2010                                                                      13,500                 1,485
 0%/14.50% 2010 (8)                                                               32,325                   970
American Tower Corp. 9.375% 2009                                                  48,250                25,814
Dobson/Sygnet Communications Co. 12.25% 2008                                      11,750                 6,227
American Cellular Corp. 9.50% 2009                                                54,075                 7,300
Dobson Communications Corp. 10.875% 2010                                          18,750                12,187
SBA Communications Corp.:
 0%/12.00% 2008 (8)                                                               12,575                 6,665
 10.25% 2009                                                                      18,975                 9,962
PanAmSat Corp. 6.125% 2005                                                        17,000                16,060
SpectraSite Holdings, Inc., Series B: (8)
 0%/12.00% 2008                                                                   38,250                10,710
 0%/11.25% 2009                                                                    4,275                 1,005
Centennial Cellular Corp. 10.75% 2008                                             14,920                 8,654
AirGate PCS, Inc. 0%/13.50% 2009 (8)                                              20,350                 6,003
iPCS, Inc. 0%/14.00% 2010 (8)                                                     12,590                 2,140
Verizon Wireless Capital LLC 5.375% 2006 (1)                                       8,000                 7,182
Triton PCS, Inc.:
 0%/11.00% 2008 (8)                                                                6,000                 3,690
 9.375% 2011                                                                       5,000                 3,250
Vodafone Group PLC 7.75% 2010                                                      5,000                 5,348
PTC International Finance BV 10.75% 2007                                           5,000                 5,000
Alamosa (Delaware), Inc.:
 12.50% 2011                                                                       7,000                 2,695
 13.625% 2011                                                                      5,450                 2,207
CFW Communications Co. 13.00% 2010                                                10,200                 3,570
Microcell Telecommunications Inc.,                                                50,957                 1,592
Series B, 14.00% 2006
Cellco Finance NV 15.00% 2005                                                        650                   561
PageMart Wireless, Inc.:  (2) (4)
 15.00% 2005                                                                      19,410                     2
 0%/11.25% 2008 (8)                                                               33,500                     3
                                                                                                       494,289

BANKS  & THRIFTS -  2.10%
Sumitomo Mitsui Banking Corp. 8.00% 2012                                          10,000                10,315
SB Treasury Co. LLC, Series A, 9.40%/10.925%                                     114,750               117,045
 noncumulative preferred (undated) (1)  (8)
SocGen Real Estate Co. LLC, Series A,                                             51,000                55,478
7.64% (undated) (1)  (7)
Fuji JGB Investment LLC, Series A, 9.87%                                          40,500                34,770
noncumulative preferred (undated) (1)  (7)
IBJ Preferred Capital Co. LLC, Series A,                                          10,000                 8,189
8.79% noncumulative preferred (undated) (1)  (7)
HSBC Capital Funding LP:  (1)  (7)
 Series 1, 9.547% noncumulative step-up                                           10,000                11,735
perpetual preferred (undated)
 Series 2, 10.176% noncumulative step-up                                          11,500                14,582
perpetual preferred (undated)
Midland Bank 2.188% Eurodollar notes (undated) (7)                                 5,000                 3,915
GS Escrow Corp.:
 7.00% 2003                                                                        1,550                 1,600
 7.125% 2005                                                                      25,500                26,745
Riggs National Corp.:
 Series A, 8.625% 2026                                                             1,500                 1,277
 Series C, 8.875% 2027                                                            25,000                20,453
Development Bank of Singapore Ltd.: (1)
 7.875% 2010                                                                       5,000                 5,736
 7.125% 2011                                                                       5,000                 5,411
DBS Capital Funding Corp. 7.657% noncumulative                                     6,500                 6,776
 preferred (undated) (1)  (7)
Washington Mutual, Inc. 5.625% 2007                                                6,500                 6,771
Dime Capital Trust I, Dime Bancorp, Inc.,                                          9,425                10,329
Series A, 9.33% 2027
Tokai Preferred Capital Co. LLC, Series A,                                        19,000                16,378
9.98%/11.091% noncumulative preferred
 (undated) (1)  (7)
BNP Paribas Capital Trust 9.003% noncumulative                                     8,000                 9,187
 trust preferred (undated) (1)
BNP U.S. Funding LLC, Series A, 7.738%                                             4,200                 4,544
noncumulative preferred (undated) (1)  (7)
Royal Bank of Scotland Group PLC                                                  12,000                12,347
 7.648% (undated) (7)
Skandinaviska Enskilda Banken 7.50%                                               10,405                10,944
 (undated) (1)  (7)
Standard Chartered Bank 2.063%                                                    15,000                 8,986
Eurodollar notes (undated) (7)
Bank of Scotland 7.00% (undated) (1)  (7)                                          7,500                 8,036
AB Spintab: (1)  (7)
 6.80% (undated)                                                                   5,150                 5,202
 7.50% (undated)                                                                   2,500                 2,718
Bank of Nova Scotia 2.188% Eurodollar                                             10,000                 7,581
 notes (undated) (7)
Canadian Imperial Bank of Commerce 2.188%                                         10,000                 7,300
 Eurodollar notes (undated) (7)
BCI U.S. Funding Trust I 8.01% noncumulative                                       6,500                 7,173
 preferred (undated) (1)  (7)
Chevy Chase Bank, FSB 9.25% 2005                                                   4,000                 4,010
                                                                                                       445,533

HOTELS, RESTAURANTS & LEISURE  -  0.76%
Royal Caribbean Cruises Ltd.:
 7.00% 2007                                                                        1,500                 1,305
 8.75% 2011                                                                       31,150                28,346
Mirage Resorts, Inc.:
 6.625% 2005                                                                       3,000                 2,976
 6.75% 2008                                                                       10,500                10,020
MGM Mirage, Inc. 8.50% 2010                                                       10,000                10,252
Horseshoe Gaming Holding Corp.,                                                   21,500                21,715
Series B, 8.625% 2009
Starwood Hotels & Resorts Worldwide, Inc.:  (1)
 7.375% 2007                                                                      12,350                11,820
 7.875% 2012                                                                       8,250                 7,862
Premier Parks Inc. 9.75% 2007                                                     12,750                12,814
Six Flags, Inc.:
 9.50% 2009                                                                        1,875                 1,875
 8.875% 2010                                                                       2,500                 2,444
International Game Technology 7.875% 2004                                         16,000                16,320
Florida Panthers Holdings, Inc. 9.875% 2009                                       10,000                10,250
Boyd Gaming Corp. 9.25% 2009                                                       8,500                 9,074
Hyatt Equities, LLC 6.875% 2007 (1)                                                8,000                 8,233
Buffets, Inc. 11.25% 2010 (1)                                                      3,000                 3,045
YUM  Brands, Inc. 7.70% 2012                                                       2,500                 2,500
KSL Recreation Group, Inc. 10.25% 2007                                             1,250                 1,281
                                                                                                       162,132

AUTOMOBILES  -  0.66%
General Motors Acceptance Corp.:
 6.125% 2006                                                                      31,000                31,361
 6.125% 2007                                                                      19,000                19,173
 7.75% 2010                                                                        9,500                 9,965
 6.875% 2011                                                                      15,500                15,303
 8.00% 2031                                                                        6,250                 6,210
Ford Motor Credit Co.:
 6.55% 2002                                                                        3,000                 3,007
 6.50% 2007                                                                       16,000                15,908
 5.80% 2009                                                                        4,000                 3,712
 7.25% 2011                                                                        5,000                 4,919
 7.375% 2011                                                                       8,500                 8,456
Ford Motor Co. 7.45% 2031                                                          5,000                 4,486
DaimlerChrysler North America Holding Corp.:
 7.75% 2011                                                                       10,000                10,894
 7.30% 2012                                                                        7,000                 7,421
                                                                                                       140,815

SPECIALTY RETAIL  -  0.57%
Gap, Inc.:
 9.90% 2005 (7)                                                                   23,050                22,883
 6.90% 2007                                                                       26,360                22,933
 10.55% 2008                                                                      63,455                63,679
Toys "R" Us, Inc. 7.625% 2011                                                      7,720                 7,479
Office Depot, Inc. 10.00% 2008                                                     2,500                 2,737
PETCO Animal Supplies, Inc. 10.75% 2011                                            1,375                 1,485
                                                                                                       121,196

CONSUMER FINANCE  -  0.53%
Capital One Financial Corp.:
 7.25% 2003                                                                        7,500                 7,047
 7.25% 2006                                                                        3,000                 2,553
 8.75% 2007                                                                        3,500                 3,052
 7.125% 2008                                                                      25,000                20,291
Capital One Bank 6.875% 2006                                                      15,850                14,241
Capital One Capital I 3.463% 2027 (1)  (7)                                        13,500                 9,294
MBNA Corp.:
 6.75% 2008                                                                       12,500                12,627
 Series B, 2.713% 2027 (7)                                                        32,000                21,914
Household Finance Corp.:
 5.75% 2007                                                                        2,000                 1,938
 6.375% 2011                                                                      15,000                13,762
Providian Financial Corp. 9.525% 2027 (1)                                         10,000                 5,700
                                                                                                       112,419

HEALTH CARE PROVIDERS & SERVICES  -  0.53%
Columbia/HCA Healthcare Corp.:
 6.87% 2003                                                                       10,575                10,768
 7.15% 2004                                                                        5,000                 5,125
 6.91% 2005                                                                       10,750                10,985
 8.85% 2007                                                                        7,500                 8,102
 8.70% 2010                                                                        9,500                10,107
HCA - The Healthcare Co. 8.75% 2010                                                5,500                 5,990
Aetna Inc.:
 7.375% 2006                                                                      25,000                26,294
 7.875% 2011                                                                      20,625                21,684
Humana Inc. 7.25% 2006                                                             7,125                 7,561
PacifiCare Health Systems 10.75% 2009 (1)                                          4,000                 3,940
Integrated Health Services, Inc.: (2) (4)
 10.25% 2006 (7)                                                                  16,900                   169
 Series A, 9.50% 2007                                                             87,095                   871
 Series A, 9.25% 2008                                                             68,298                   683
                                                                                                       112,279

MULTI-UTILITIES & UNREGULATED POWER  -  0.47%
Williams Companies, Inc.:
 6.50% 2002                                                                        5,000                 2,600
 9.25% 2004                                                                       33,745                17,547
 7.125% 2011                                                                      42,000                19,110
 8.125% 2012 (1)                                                                  28,635                12,886
 6.75% 2017                                                                        3,000                 1,455
 8.75% 2032 (1)                                                                    5,195                 2,338
Williams Holdings of Delaware, Inc. 6.25% 2006                                    12,500                 6,000
Texas Gas Transmission Corp. 8.625% 2004                                           4,500                 3,747
AES Corp.:
 9.50% 2009                                                                       38,050                15,601
 9.375% 2010                                                                      10,700                 3,852
Cilcorp Inc. 8.70% 2009                                                            4,000                 3,944
Aquila, Inc. 11.875% 2012 (1)                                                     10,500                10,357
                                                                                                        99,437

ELECTRIC UTILITIES  -  0.46%
Edison Mission Energy:
 10.00% 2008                                                                      11,250                 6,413
 7.73% 2009                                                                       15,720                 8,489
 9.875% 2011                                                                      15,280                 8,557
Mission Energy Holding Co. 13.50% 2008                                            29,585                12,426
Homer City Funding LLC 8.734% 2026                                                10,000                 8,084
Midwest Generation, LLC, Series B, 8.56% 2016 (9)                                  6,000                 4,207
Israel Electric Corp. Ltd.:  (1)
 7.70% 2018                                                                       22,500                19,872
 8.10% 2096                                                                       14,405                12,144
Progress Energy, Inc.:
 6.05% 2007                                                                        7,500                 7,650
 5.85% 2008                                                                        2,500                 2,476
 7.10% 2011                                                                        2,500                 2,546
 7.00% 2031                                                                        2,500                 2,243
Exelon Corp. 6.75% 2011                                                            1,000                 1,026
Exelon Generation Co., LLC 6.95% 2011                                              1,300                 1,278
                                                                                                        97,411

INSURANCE  -  0.45%
Allstate Financial Global                                                         16,750                17,448
Funding LLC 5.25% 2007 (1)
Allstate Financing II 7.83% 2045                                                   5,000                 5,342
ING Capital Funding Trust III 8.439%                                               9,125                10,204
noncumulative preferred (undated) (7)
ReliaStar Financial Corp. 8.00% 2006                                               8,000                 8,993
Prudential Holdings, LLC, Series C,                                               17,250                19,058
8.695% 2023 (1)
Monumental Global Funding Trust II-2002-A                                         16,750                17,376
5.20% 2007 (1)
Lincoln National Corp. 7.00% 2018                                                  6,000                 6,056
Equitable Life Assurance Society of the                                            5,000                 5,348
United States 6.95% 2005 (1)
Nationwide Life Insurance Company 5.35% 2007 (1)                                   5,000                 5,219
Conseco Financing Trust II 8.70% 2026 (9)                                         17,075                 1,195
                                                                                                        96,239

COMMERCIAL SERVICES & SUPPLIES  -  0.44%
Allied Waste North America, Inc.:
 7.625% 2006                                                                       6,000                 5,550
 8.50% 2008                                                                        1,500                 1,380
 10.00% 2009                                                                      57,825                52,043
WMX Technologies, Inc.:
 6.375% 2003                                                                       1,005                 1,026
 7.10% 2026                                                                       10,125                10,329
USA Waste Services, Inc.:
 6.50% 2002                                                                        2,000                 2,010
 7.00% 2004                                                                        4,060                 4,194
Cendant Corp. 7.75% 2003                                                          12,000                11,880
KinderCare Learning Centers, Inc.,                                                 2,500                 2,375
Series B, 9.50% 2009
Iron Mountain Inc. 8.75% 2009                                                      1,750                 1,724
Safety-Kleen Services, Inc. 9.25% 2008 (2) (4)                                    20,000                   150
Safety-Kleen Corp. 9.25% 2009 (2) (4)                                             10,000                    75
                                                                                                        92,736

MULTILINE RETAIL  -  0.43%
J.C. Penney Co., Inc.:
 7.60% 2007                                                                        8,250                 7,920
 7.95% 2017                                                                       40,275                35,845
 8.25% 2022 (9)                                                                    6,000                 5,190
 8.125% 2027                                                                       1,050                   874
 7.40% 2037                                                                        7,800                 7,352
 7.625% 2097                                                                       4,500                 3,353
Wal-Mart Stores, Inc. 5.875% 2005                                                 12,000                12,973
Target Corp. 5.375% 2009                                                          11,000                11,247
ShopKo Stores, Inc. 6.50% 2003                                                     2,850                 2,836
Dillard's, Inc.:
 6.43% 2004                                                                        1,000                   978
 6.69% 2007                                                                          625                   587
 6.625% 2018                                                                       1,000                   803
Saks Inc. 7.375% 2019                                                              3,100                 2,294
                                                                                                        92,252

GAS PRODUCTION & DISTRIBUTION  -  0.43%
NiSource Finance Corp.:
 7.50% 2003                                                                       24,000                23,840
 7.625% 2005                                                                      34,000                34,235
Gemstone Investors Ltd. 7.71% 2004 (1)                                            22,500                17,837
El Paso Corp. 7.875% 2012 (1)                                                      9,250                 7,123
Southern Natural Gas Co. 8.00% 2032                                                9,695                 8,133
                                                                                                        91,168

OIL & GAS  -  0.40%
Devon Financing Corp., ULC 6.875% 2011                                            15,250                16,218
Western Oil Sands Inc. 8.375% 2012 (1)                                            12,800                12,544
Pogo Producing Co. 10.375% 2009                                                   10,000                10,750
Oryx Energy Co. 8.125% 2005                                                        8,500                 9,403
XTO Energy Inc. 7.50% 2012                                                         8,850                 9,138
Newfield Exploration Co.:
 Series B, 7.45% 2007                                                              6,000                 6,353
 7.625% 2011                                                                       1,500                 1,581
OXYMAR 7.50% 2016 (1)                                                              8,000                 6,870
Clark Refining & Marketing, Inc.:
 8.875% 2007                                                                       2,390                 2,282
 8.625% 2008                                                                         500                   478
Teekay Shipping Corp. 8.875% 2011                                                  2,625                 2,717
Petrozuata Finance, Inc., Series B,                                                3,870                 2,564
8.22% 2017 (1)  (9)
Pemex Project Master Trust, Series A:
 7.875% 2009 (1)                                                                   1,600                 1,576
 8.625% 2022                                                                         500                   476
PDVSA Finance Ltd. 8.75% 2004 (9)                                                    840                   838
Port Arthur Finance Corp. 12.50% 2009                                                639                   719
                                                                                                        84,507

AIRLINES  -  0.39%
Northwest Airlines, Inc.:
 8.375% 2004                                                                      16,425                12,812
 8.52% 2004                                                                       23,910                18,291
 7.625% 2005                                                                      10,150                 7,511
 8.875% 2006                                                                      10,730                 7,833
 9.875% 2007                                                                      29,750                22,015
Delta Air Lines, Inc.:
 7.70% 2005                                                                        2,000                 1,700
 7.90%  2009                                                                       6,000                 4,980
United Air Lines, Inc. 9.00% 2003                                                  8,000                 3,440
Jet Equipment Trust, Series 1995-B,                                                4,750                 1,805
10.91% 2014 (1)
AMR Corp. 9.00% 2012                                                               1,500                 1,170
Southwest Airlines Co. 6.50% 2012                                                  1,000                 1,046
                                                                                                        82,603

PAPER & FOREST PRODUCTS  -  0.34%
Scotia Pacific Co. LLC, Series B:
 Class A-2, 7.11% 2028 (9)                                                        15,800                13,384
 Class A-3, 7.71% 2028                                                            20,125                11,069
Fort James Corp. 6.625% 2004                                                       2,600                 2,394
Georgia-Pacific Corp.:
 7.50% 2006                                                                        8,800                 7,750
 8.125% 2011                                                                      12,985                11,302
Domtar Inc. 7.875% 2011                                                           10,000                11,108
Weyerhaeuser Co. 6.125% 2007 (1)                                                  10,000                10,471
Advance Agro Capital BV 13.00% 2007                                                2,675                 1,993
Pindo Deli Finance Mauritius Ltd.: (2)
 10.25% 2002                                                                       4,000                   950
 10.75% 2007                                                                         825                   196
Indah Kiat Finance Mauritius Ltd. 10.00% 2007 (2)                                  3,050                   808
                                                                                                        71,425

METALS & MINING  -  0.33%
Freeport-McMoRan Copper & Gold Inc.:
 7.50% 2006                                                                       13,500                12,049
 7.20% 2026                                                                       18,000                17,325
Allegheny Technologies, Inc. 8.375% 2011                                          10,500                11,313
BHP Finance Ltd. 6.75% 2013                                                       10,000                10,762
Oregon Steel Mills, Inc. 10.00% 2009 (1)                                           8,650                 8,823
Earle M. Jorgensen Co. 9.75% 2012 (1)                                              2,000                 1,960
Kaiser Aluminum & Chemical Corp. 12.75% 2003 (2)                                   9,500                 1,900
AK Steel Holding Corp. 7.75% 2012 (1)                                              1,875                 1,884
Luscar Coal Ltd. 9.75% 2011                                                        1,500                 1,598
UCAR Finance Inc. 10.25% 2012                                                      1,500                 1,508
                                                                                                        69,122

CONTAINERS & PACKAGING  -  0.32%
Container Corp. of America 9.75% 2003                                             50,550                51,056
Owens-Brockway Glass Container                                                    13,000                12,935
Inc. 8.875% 2009 (1)
Owens-Illinois, Inc. 7.50% 2010                                                      750                   641
Tekni-Plex, Inc., Series B, 12.75% 2010                                            4,350                 4,285
                                                                                                        68,917

COMMUNICATIONS EQUIPMENT  -  0.23%
Motorola, Inc.:
 6.75% 2006                                                                       10,000                 9,283
 8.00% 2011                                                                       20,025                18,707
 5.22% 2097                                                                       17,006                 9,700
Nortel Networks Ltd. 6.125% 2006                                                  25,500                12,240
                                                                                                        49,930

INDUSTRIAL CONGLOMERATES  -  0.19%
General Electric Capital Corp.:
 Series A, 5.375% 2007                                                             7,500                 7,779
 6.00% 2012                                                                        8,000                 8,089
Hutchison Whampoa International Ltd.                                               5,000                 5,077
 7.00% 2011 (1)
Hutchison Whampoa Finance Ltd. 7.45% 2017 (1)                                      6,750                 6,658
Wharf Capital International, Ltd. 8.875% 2004                                      7,000                 7,720
Tyco International Group SA 6.375% 2011                                            7,680                 5,645
                                                                                                        40,968

REAL ESTATE  -  0.19%
ProLogis Trust 7.05% 2006                                                         12,000                12,782
EOP Operating LP:
 8.10% 2010                                                                        6,500                 7,258
 6.75% 2012                                                                        4,750                 4,889
FelCor Suites LP 7.375% 2004                                                      10,750                10,616
Irvine Co. 7.46% 2006 (1) (4)                                                      5,000                 5,239
                                                                                                        40,784

FOOD & DRUG RETAILING  -  0.16%
Delhaize America, Inc.:
 7.375% 2006                                                                      16,495                17,097
 9.00% 2031                                                                        4,235                 4,413
SUPERVALU INC. 7.50% 2012                                                          7,750                 8,297
Rite Aid Corp.:
 7.70% 2027                                                                        4,525                 2,285
 6.875% 2028 (1)                                                                   2,350                 1,175
                                                                                                        33,267

AIR FREIGHT & LOGISTICS  -  0.14%
Atlas Air, Inc., Series 1998-1, Class A,                                          30,991                29,701
 7.38% 2018 (9)


ELECTRONIC EQUIPMENT & INSTRUMENTS  -  0.13%
Solectron Corp.:
 Series B, 7.375% 2006                                                             4,650                 3,976
 9.625% 2009                                                                      17,725                15,864
Flextronics International Ltd. 8.75% 2007                                          7,500                 7,313
                                                                                                        27,153

TEXTILES, APPAREL & LUXURY GOODS  -  0.11%
Levi Strauss & Co.:
 6.80% 2003                                                                        2,800                 2,506
 11.625% 2008                                                                     15,630                13,989
VF Corp.:
 8.10% 2005                                                                        1,500                 1,666
 8.50% 2010                                                                        5,250                 6,042
                                                                                                        24,203

FOOD PRODUCTS  -  0.11%
Gruma, SA de CV 7.625% 2007                                                        7,750                 7,227
Kellogg Co.:
 6.00% 2006                                                                        3,000                 3,190
 6.60% 2011                                                                        1,250                 1,337
Aurora Foods Inc.:
 Series B, 9.875% 2007                                                             2,136                 1,463
 Series D, 9.875% 2007                                                             3,000                 2,055
H.J. Heinz Finance Company 6.00% 2012 (1)                                          3,000                 3,106
Burns Philp Capital Pty Ltd. 9.75% 2012 (1)                                        3,000                 2,940
Kraft Foods Inc. 6.25% 2012                                                        2,540                 2,676
                                                                                                        23,994

OTHER INDUSTRIES  -  0.50%
Compaq Computer Corp. 6.20% 2003                                                  12,500                12,704
Boyds Collection, Ltd., Series B, 9.00% 2008                                       8,886                 9,064
CIT Group, Inc. 7.75% 2012                                                         8,750                 8,892
Computer Associates International Inc.:
 6.25% 2003                                                                        1,000                   930
 6.375% 2005                                                                       8,615                 6,634
TRW Inc. 7.75% 2029                                                                7,000                 7,366
Equistar Chemicals, LP 8.50% 2004                                                  7,500                 7,166
Hyundai Semiconductor America, Inc.                                               10,610                 6,636
 8.625% 2007 (1)
Kansas City Southern Railway Co. 7.50% 2009 (1)                                    5,750                 5,779
SYSTEMS 2001 Asset Trust, Series 2001,                                             5,212                 5,642
Class G, MBIA Insured, 6.664% 2013 (1)  (9)
Reliance Industries Ltd.:
 10.50% 2046 (1)                                                                   2,250                 2,340
 Series B, 10.25% 2097                                                             3,125                 3,047
USA Education, Inc. 5.625% 2007                                                    4,895                 5,176
ON Semiconductor Corp. 12.00% 2008 (1)                                             5,000                 4,100
AGCO Corp. 9.50% 2008                                                              3,500                 3,658
Terex Corp.:
 9.25% 2011                                                                        1,000                   985
 Class B, 10.375% 2011                                                             2,000                 2,050
ArvinMeritor, Inc. 6.625% 2007                                                     3,000                 3,033
Salton/Maxim Housewares, Inc. 10.75% 2005                                          1,375                 1,327
Salton, Inc. 12.25% 2008                                                           1,500                 1,485
Amazon.com, Inc. 0%/10.00% 2008 (8)                                                2,500                 2,300
TFM, SA de CV:
 10.25% 2007                                                                         825                   778
 12.50% 2012 (1)                                                                   1,335                 1,292
Stoneridge, Inc. 11.50% 2012                                                       1,575                 1,610
NMHG Holding Co. 10.00% 2009 (1)                                                   1,500                 1,523
Fairchild Semiconductor Corp. 10.50% 2009                                            650                   692
                                                                                                       106,209

COLLATERALIZED MORTGAGE-/ASSET-BACKED
OBLIGATIONS(9) (excluding those issued
 by federal agencies)  -  3.12%
Green Tree Financial Corp.:
 Series 1993-2, Class B, 8.00% 2018                                               14,000                13,512
 Series 1995-4, Class B-2, 7.70% 2025                                              1,900                 1,160
 Series 1995-3, Class B-2, 8.10% 2025                                             16,121                 9,981
 Series 1995-2, Class B-2, 8.80% 2026                                             11,457                 6,300
 Series 1996-2, Class B-2, 7.90% 2027                                             12,950                 6,710
 Series 1996-10, Class B-2, 7.74% 2028                                             8,369                 3,187
 Series 1997-8, Class B-2, 7.75% 2028                                              6,393                 2,075
 Series 1997-1, Class B-2, 7.76% 2028                                              9,781                 4,049
 Series 1997-2, Class B-2, 8.05% 2028                                              3,280                 1,372
 Series 1998-4, Class B-2, 8.11% 2028                                              6,482                 2,629
 Series 1997-6, Class B-2, 7.75% 2029                                             10,611                 4,433
 Series 1998-3, Class B-2, 8.07% 2030                                              4,821                 1,916
Conseco Finance Home Loan Trust, Series                                           18,188                 8,749
1999-G, Class B-2, 10.96% 2029
Conseco Finance Home Equity Loan Trust,                                            9,350                 8,216
Series 2000-A, Class BV-2, 4.639% 2031 (7)
Merrill Lynch Mortgage Investors, Inc.:
 Series 1995-C3, Class A-3, 7.069% 2025 (7)                                       17,278                18,603
 Series 1999-C1, Class A-2, 7.56% 2031                                            11,750                13,264
MBNA Master Credit Card Trust II:  (1)
 Series 1999-D, Class B, 6.95% 2008                                                4,700                 4,983
 Series 1998-E, Class C, 6.60% 2010                                               22,500                23,860
MBNA Credit Card Master Note Trust,                                                2,000                 2,069
Series 2002-1, Class C, 6.80% 2014
L.A. Arena Funding, LLC, Series 1,                                                21,634                23,126
Class A, 7.656% 2026 (1)
Continental Airlines, Inc.:
 Series 1998-3, Class C-1, 7.08% 2004                                                658                   630
 Series 1996, Class A, 6.94% 2015                                                  6,886                 6,892
 Series 2001-1, Class B,  7.373% 2015                                              6,000                 5,505
 Series 1996, Class C, 9.50% 2015                                                  4,973                 4,582
 Series 2000-1, Class A-1, 8.048% 2022                                             4,235                 4,189
GS Mortgage Securities Corp. II, Series                                           20,000                20,871
1998-C1, Class D, 7.233% 2030 (7)
GMAC Commercial Mortgage Securities, Inc.,                                        20,750                19,580
Series 1997-C2, Class E, 7.624% 2029
Team Fleet Financing Corp.:  (1)
 Series 1996-1, Class A, 6.65% 2002                                                   17                    17
 Series 1999-3, Class D, 7.60% 2003                                                7,000                 7,030
 Series 1998-3, Class A, 6.13% 2004                                                5,305                 5,040
 Series 2001-3, Class A, 2.737% 2005 (7)                                           6,750                 6,683
Bear Stearns Commercial Mortgage
Securities Inc.:
 Series 2002-HOME, Class A, 2.439%                                                 4,420                 4,420
2013 (1)  (7)
 Series 1999-C1, Class X, interest                                                85,538                 4,921
only, 1.05% 2031 (7)
 Series 2001-TOP2, Class A-2, 6.48% 2035                                           7,665                 8,239
First USA Credit Card Master Trust:  (1)
 Series 1997-4, Class A, 2.839% 2010 (7)                                           6,500                 6,271
 Series 1998-6, Class C, 6.16% 2011                                                2,000                 2,073
 Series 1998-2, Class C, 6.80% 2011                                                8,500                 8,787
MMCA Auto Owner Trust:
 Series 2002-1, Class A-3, 4.15% 2006                                              7,500                 7,650
 Series 2002-1, Class C, 6.20% 2010                                                8,850                 9,056
Collateralized Mortgage Obligation Trust,                                         16,346                16,342
 Series 63, Class Z, 9.00% 2020
AmSouth Auto Trust, Series 2000-1,                                                14,260                15,128
Class C, 7.44% 2007
First Union-Lehman Brothers-Bank of America                                       13,731                14,609
Commercial Mortgage Trust, Series 1998-C2,
6.28% 2035
Deutsche Mortgage & Asset Receiving Corp.,                                        13,751                14,573
Series 1998-C1, Class A-1, 6.22% 2031
U.S. Airways Pass Through Trust:
 Series 2000-1, Class G, MBIA Insured, 8.11% 2017                                  2,030                 2,099
 Series 2000-3, Class G, 7.89% 2020                                                3,388                 3,474
 Series 2001-1, Class G, 7.076% 2022                                               7,726                 7,849
Pegasus Aviation Lease Securitization,                                            19,000                13,300
Series 2000-1, Class A-2, 8.37% 2030 (1)
PRIME Capital Hurricane Ltd. 8.36% 2004 (1)  (7)                                  12,500                12,438
Jet Equipment Trust:  (1)
 Series 1995-B, Class A, 7.63% 2012                                                3,278                 1,739
 Series 1995-A, Class B, 8.64% 2015                                                8,095                 4,458
 Series 1995-B, Class C, 9.71% 2015                                                5,500                 2,475
 Series 1995-A, Class C, 10.69% 2015                                               5,000                 2,200
CS First Boston Mortgage Securities Corp.,                                         9,827                10,438
Series 1998-C1, Class A-1A, 6.26% 2040
Consumer Credit Reference Index
Securities Program Trust:  (1)
 Series 2002-2, 6.99% 2007 (7)                                                     5,000                 4,974
 Series 2002-2, 10.421% 2007                                                       5,000                 5,222
American Airlines, Inc., Series 2001-2,                                           10,000                 9,939
Class A-3, 8.608% 2012
Pass-through Amortizing Credit Card Trusts:  (1)
 Series 2002-1, Class A-2FX, 4.685% 2012                                           5,815                 5,845
 Series 2002-1, Class A-3FX, 6.298% 2012                                           3,877                 3,914
SMA Finance Co., Inc., Series 1998-C1,                                             9,383                 9,583
Class A-1, 6.27% 2032 (1)
NPF XII, Inc.:  (1)
 Series 1999-3, Class B, 2.789% 2003 (7)                                           3,000                 3,001
 Series 2001-1, Class A, 2.389% 2004 (7)                                           5,000                 5,002
 Series 2001-3, Class A, 5.52% 2007                                                1,000                   996
Mediterranean Re PLC 7.776% 2005 (7)                                               9,000                 8,955
Metris Master Trust:  (7)
 Series 1997-2, Class C, 2.89% 2006 (1)                                            5,000                 5,004
 Series 2001-1, Class B, 2.64% 2007                                                1,000                 1,000
 Series 2001-4, Class B, 3.24% 2008                                                3,000                 2,930
Holmes Financing (No.2) PLC,                                                       5,750                 5,751
Series 1, Class C, 3.06% 2040 (7)
Holmes Financing (No.3) PLC, Series 1,                                             1,750                 1,750
Class C, 3.06% 2040 (7)
Holmes Financing (No.5) PLC, Series 1,                                             1,250                 1,251
Class C, 3.21% 2040 (7)
GE Capital Mortgage Services, Inc.,                                                8,324                 8,659
Series 1994-9, Class A-9, 6.50% 2024
Lease Investment Flight Trust, Series 2001-1,                                      9,607                 8,647
 Class B-1, 2.959% 2031 (7)
Airplanes Pass Through Trust:
 Class B, 2.339% 2019 (7)                                                         11,240                 5,058
 Class 1-C, 8.15% 2019 (4)                                                        11,894                 3,568
Aesop Funding II LLC, Series 2002-A, Class A-1,                                    7,925                 8,001
AMBAC Insured, 3.85% 2006 (1)
NeHi, Inc. 5.999% 2003 (1)  (7)                                                    8,000                 8,000
Morgan Stanley Dean Witter Capital I Trust,                                        7,323                 7,529
Series 2002-HQ, Class A-1, 4.59% 2034
Banco Itau SA 2.98% 2007 (1)  (7)                                                  7,300                 7,261
PNC Mortgage Securities Corp., Series 1998-10,                                     6,686                 7,044
Class 1-B1, 6.50% 2028 (1)
Structured Asset Securities Corp.:  (7)
 Series 1998-RF2, Class A, 8.521% 2027 (1)                                         1,310                 1,424
 Series 1998-RF1, Class A, 8.666% 2027 (1)                                         1,002                 1,093
 Series 1999-BC1, Class M2, 3.137% 2029                                            4,256                 4,291
Morgan Stanley Capital I, Inc., Series 1998-WF2,                                   6,318                 6,727
 Class A-1, 6.34% 2030
Residential Reinsurance 2001 Ltd. 6.888%                                           6,000                 5,991
2004 (1)  (7)
Residential Reinsurance 2002 Ltd. 6.799%                                             500                   500
 2005 (1)  (7)
Tobacco Settlement Financing Corp.,                                                6,064                 6,152
Series 2001-A, 6.36% 2025
America West Airlines, Inc., Series 2000-1,                                        5,694                 6,106
Class G, AMBAC Insured, 8.057% 2022
First Nationwide Trust, Series 1999-2,                                             5,844                 6,024
Class 1PA-1, 6.50% 2029
Pioneer Ltd. 2002-1, Series D-A,                                                   6,000                 5,969
3.62% 2006 (1)  (7)
Santa Barbara Bank & Trust Automobile Loan                                         5,794                 5,871
Securitization Corp., Series 2001-A,
Class A, 6.13% 2007 (1)
Delta Air Lines, Inc., Series 1992-A2,                                             5,000                 4,851
9.20% 2014
Chase Commercial Mortgage Securities Corp.,                                        4,840                 5,108
Series 1998-1, Class A-1, 6.34% 2030
Rental Car Finance Corp.:  (1)
 Series 1997-1, Class C-2, 2.787% 2005 (7)                                         2,000                 1,979
 Series 1999-1A, Class D, 7.10% 2007                                               2,500                 2,532
Metropolitan Asset Funding, Inc., Series                                           4,669                 4,284
1998-A, Class B-1, 7.728% 2014 (1)
Residential Funding Mortgage Securities I, Inc.,                                   3,825                 4,049
Series 1998-S17, Class M-1, 6.75% 2028
Madison Avenue Manufactured Housing Contract                                       4,000                 4,000
Trust, Series 2002-A, Class M-1, 3.29% 2032 (7)
CS First Boston Mortgage Securities Corp.,                                         3,882                 3,981
Series 2001-CK6, Class A-1, 4.393% 2006
Providian Master Trust, Series 2000-1,                                             4,000                 3,817
Class C, 2.989% 2009 (1)  (7)
United Air Lines, Inc.,                                                            5,000                 3,379
Series 1996-A2, 7.87% 2019
H.S. Receivables Corp., Series 1999-1,                                             3,125                 3,210
Class A, 8.13% 2006 (1)
Nebhelp Trust, Student Loan Interest                                               2,949                 3,115
Margin Securities, Series 1998-1,
Class A, MBIA Insured, 6.68% 2016 (1)
Capital One Master Trust, Series 1999-1,                                           2,500                 2,654
 Class C, 6.60% 2007 (1)
Financial Asset Securitization, Inc.,                                              2,392                 2,480
Series 1997-NAM1, Class B-1, 7.75% 2027
Aircraft Finance Trust, Series 1999-1,                                             2,474                 2,434
Class A-2, 2.339% 2024 (7)
DLJ Mortgage Acceptance Corp., Series 1997-CF1,                                    1,746                 1,832
 Class A-1A, 7.40% 2006 (1)
Security National Mortgage Loan Trust,                                             1,680                 1,715
Series 2001-3A, Class A-2, 5.37% 2014 (1)
Western Capital Ltd. 7.021% 2003 (1)  (7)                                          1,700                 1,692

Northwest Airlines, Inc., Series 1999-3,                                             928                 1,016
 Class G, 7.935% 2020
Grupo Financiero Banamex-Accival, SA                                                 366                   365
de CV 0% 2002 (1)                                                                                      661,277


FEDERAL AGENCY OBLIGATIONS: MORTGAGE
PASS-THROUGHS   (9) -  1.51%
Government National Mortgage Assn.:
5.50% 2017                                                                        13,343                13,580
6.00% 2032                                                                        36,835                37,284
7.00% 2022 - 2031                                                                 23,814                24,872
7.50% 2017 - 2030                                                                 56,612                60,016
8.00% 2017 - 2023                                                                  6,538                 7,000
8.50% 2017 - 2021                                                                  1,790                 1,941
9.00% 2016                                                                           292                   317
9.50% 2009 - 2021                                                                  3,085                 3,433
10.00% 2020 - 2025                                                                21,970                24,928
Fannie Mae:
5.50% 2016                                                                        19,033                19,253
6.00% 2016 - 2032                                                                 32,265                32,873
6.50% 2031 - 2032                                                                 20,576                21,142
7.00% 2016 - 2031                                                                 31,167                32,482
7.50% 2023 - 2031                                                                  7,472                 7,888
8.00% 2024                                                                         1,198                 1,292
9.00% 2010                                                                         1,159                 1,275
9.50% 2022                                                                         1,705                 1,885
10.00% 2018 - 2025                                                                 3,436                 3,890
Freddie Mac:
6.00% 2032                                                                        19,614                19,792
8.50% 2008 - 2010                                                                  1,628                 1,724
9.00% 2007                                                                         1,042                 1,092
11.00% 2018                                                                        1,408                 1,623
                                                                                                       319,582

FEDERAL AGENCY OBLIGATIONS: COLLATERALIZED
MORTGAGE OBLIGATIONS  (9)  -  0.29%
Fannie Mae:
 Series 2002-W7, Class A-2, 4.80% 2022                                            13,000                13,336
 Series 1996-4, Class ZA, 6.50% 2022                                                 892                   892
 Series 2001-4, Class GA, 10.054% 2025 (7)                                         5,051                 5,940
 Series 2001-4, Class NA, 11.717% 2025 (7)                                           426                   511
 Series 2002-W3, Class A-5, 7.50% 2028                                             4,785                 5,110
 Series 2001-20, Class E, 9.594% 2031 (7)                                          5,275                 6,105
 Series 2001-T10, Class A-1, 7.00% 2041                                            5,862                 6,144
 Series 2001-50, Class BA, 7.00% 2041                                              9,394                 9,990
 Series 2002-W1, Class 2A, 7.50% 2042                                             10,459                11,153
Freddie Mac:
 Series 178, Class Z, 9.25% 2021                                                     762                   801
 Series 2289-NB, 11.044% 2022 (7)                                                  1,158                 1,369
                                                                                                        61,351

OTHER FEDERAL AGENCY OBLIGATIONS  -  0.28%
Fannie Mae:
 6.50% 2004                                                                        8,000                 8,628
 Medium Term Notes, 6.75% 2028                                                    20,000                19,648
 7.25% 2030                                                                       11,750                13,687
Federal Home Loan Bank Bonds 4.125% 2004                                          16,460                16,985
                                                                                                        58,948

GOVERNMENT & GOVERNMENTAL AUTHORITIES
(EXCLUDING U.S.)  -  0.42%
United Mexican States Government
Eurobonds, Global:
 8.375% 2011                                                                       2,660                 2,749
 7.50% 2012                                                                        4,675                 4,622
 11.375% 2016                                                                     19,684                23,768
 8.125% 2019                                                                       4,580                 4,328
 8.30% 2031                                                                        1,965                 1,825
Panama (Republic of):
 Interest Reduction Bond 5.00% 2014 (7)                                              711                   571
 10.75% 2020                                                                       1,250                 1,253
 8.875% 2027                                                                      11,500                10,379
 9.375% 2029                                                                       5,000                 5,013
Turkey (Republic of) 12.375% 2009                                                 10,000                 8,925
Poland (Republic of), Past Due Interest                                            8,820                 8,923
Bond, Bearer 6.00% 2014 (7)
Philippines (Republic of) 8.875% 2008                                              6,000                 6,195
Russian Federation 5.00% 2030 (7)                                                  4,770                 3,226
Brazil (Federal Republic of), Debt
Conversion Bond, Series L:
 Bearer, 3.125% 2012 (7)                                                           5,000                 2,013
 3.125% 2012 (7)                                                                   2,500                 1,006
Dominican Republic 9.50% 2006 (1)                                                  2,135                 2,236
Banque Centrale de Tunisie 7.375% 2012                                             1,500                 1,489
Venezuela (Republic of):
 Eurobond 2.875% 2007 (7)                                                            655                   473
 9.25% 2027                                                                          915                   567
                                                                                                        89,561

DEVELOPMENT AUTHORITIES  -  0.02%
Corporacion Andina de Fomento 6.875% 2012                                          4,000                 4,063


U.S. TREASURY NOTES & BONDS  -  2.88%
6.375% August 2002                                                                10,000                10,018
5.25% May 2004                                                                    15,000                15,833
7.25% May 2004                                                                   160,000               174,456
7.50% February 2005                                                               25,000                28,043
5.75% November 2005                                                              140,000               152,282
3.375% January 2007  (10)                                                         36,883                38,900
4.375% May 2007                                                                   50,000                52,008
3.625% January 2008  (10)                                                         72,340                76,885
10.00% May 2010                                                                   20,000                23,772
5.00% February 2011                                                                9,000                 9,414
Principal Strip 0% November 2011                                                  20,595                13,232
8.875% August 2017                                                                10,025                13,879
Principal Strip 0% November 2027                                                  11,670                 2,728
                                                                                                       611,450


Total bonds & notes (cost: $7,085,179,000)                                                           5,870,199



                                                                                     Principal         Market
                                                                                        amount          value
Short-term securities                                                                    (000)          (000)

Corporate short-term notes  -  7.07%
Coca-Cola Co. 1.75%-1.76% due 8/1-8/29/2002                                 $     75,740               $75,682
Abbott Laboratories 1.73%-1.74%                                                   75,000                74,901
due 8/15-9/10/2002 (1)
ChevronTexaco Corp. 1.73%-1.78%                                                   75,000                74,899
due 8/12-9/17/2002
Alcoa Inc. 1.76% due 8/27-9/10/2002                                               75,000                74,867
IBM Credit Corp. 1.74%-1.75% due 9/3-9/18/2002                                    75,000                74,858
Procter & Gamble Co. 1.74% due 9/9/2002 (1)                                       75,000                74,855
Wells Fargo & Co. 1.75%-1.78% due 8/20-9/24/2002                                  75,000                74,847
Corporate Asset Funding Co. Inc. 1.74%-1.80%                                      75,000                74,838
 due 8/22-10/10/2002 (1)
Edison Asset Securitization LLC 1.74%-1.78%                                       75,000                74,836
 due 9/6-9/24/2002 (1)
American Express Credit Corp. 1.75%-1.76%                                         75,000                74,816
 due 9/16-9/26/2002
Johnson & Johnson 1.75%-1.76% due                                                 71,000                70,720
9/30-10/31/2002 (1)
Triple-A One Funding Corp. 1.76%-1.77%                                            60,000                59,955
 due 8/5-8/26/2002 (1)
Schlumberger Technology Corp. 1.75%-1.78%                                         56,300                56,221
due 8/16-9/9/2002 (1)
Pfizer Inc 1.73%-1.74% due 8/1-8/22/2002 (1)                                      50,000                49,985
Executive Jet Inc. 1.76%-1.77% due                                                50,000                49,959
8/8-9/5/2002 (1)
Household Finance Corp. 1.75% due 8/19/2002                                       50,000                49,954
General Dynamics Corp. 1.72% due                                                  50,000                49,953
 8/19-8/20/2002 (1)
Gannett Co. 1.75%-1.76% due 8/12-9/13/2002 (1)                                    50,000                49,931
AIG Funding, Inc. 1.75%-1.76% due 9/23/2002                                       50,000                49,868
Emerson Electric Co. 1.73%-1.74%                                                  49,000                48,914
due 8/26-9/12/2002 (1)
Motiva Enterprises LLC 1.75% due 8/6-9/13/2002                                    45,675                45,615
Private Export Funding Corp. 1.81%                                                41,800                41,662
 due 10/3-10/8/2002 (1)
Scripps (E.W.) Co. 1.77% due 8/14/2002 (1)                                        30,000                29,979
Catepillar Financial Services Corp.                                               26,300                26,249
1.74%-1.76% due 8/26-9/17/2002
Kimberly-Clark Corp. 1.75% due 8/27/2002 (1)                                      25,000                24,967
Medtronic Inc. 1.74% due 8/2/2002 (1)                                             24,700                24,698
Estee Lauder Companies Inc.                                                       23,200                23,158
 1.75% due 9/6/2002 (1)
                                                                                                     1,501,187

Federal agency discount notes  -  6.44%
Fannie Mae 1.71%-1.91% due 8/5-10/23/2002                                        800,627               799,187
Freddie Mac 1.67%-1.85% due 8/2-9/26/2002                                        285,750               285,374
Freddie Mac 1.73% due 10/3/2002 (11)                                              50,000                49,848
Federal Home Loan Banks 1.68%-1.76%                                              176,195               175,888
 due 8/12-10/4/2002
Federal Farm Credit Banks 1.73% due 8/13/2002                                     30,150                30,131
Sallie Mae 1.762% due 12/19/2002 (7)                                              25,000                25,001
                                                                                                     1,365,429

U.S. Treasuries  -  0.28%
U.S. Treasury Bills 1.675%-1.721%                                                 60,000                59,832
 due 9/5-10/17/2002

                                                                                                        59,832


Total short-term securities                                                                          2,926,448
 (cost: $2,926,442,000)

Total investment securities                                                                         21,055,277
(cost: $22,218,059,000)
New Taiwanese Dollar (cost: $2,997,000)                                       NT$104,784                 3,127

Excess of cash and receivables over payables                                                           165,051

Net assets                                                                                         $21,223,455

(1) Purchased in a private placement transaction;
 resale may be limited to qualified institutional
     buyers; resale to the public
    may require registration.
(2) Company not making interest payments;
    bankruptcy proceedings pending.
(3) Non-income-producing security.
(4) Valued under procedures adopted by the authority of the Board of Directors.
(5) Payment in kind; the issuer has the option of paying additional securities in lieu of cash.
(6)The fund owns 13.27% and 7.42% of the outstanding voting securities of Wilshire
Financial Services and Clarent Hospital, respectively, and thus is considered an affiliate of these companies under the
 Investment Company Act of 1940.
(7) Coupon rate may change periodically.
(8) Step bond; coupon rate will increase at a later date.
(9) Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturities are shorter than the stated maturities.
(10) Index-linked bond whose principal amount moves with a government retail price index.
(11) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

ADR = American Depositary Receipts

See Notes to Financial Statements

Income Fund of America
Annual Reporting Period 7/31/2002

Equity securities added
   since January 31, 2002

Amcor
CenturyTel
Computer Associates International
Cypress Semiconductor
Deere
Deutsche Telekom
Enbridge
Ford Motor Company Capital Trust
Gap
General Electric
Land Securities
National Grid
Northrop Grumman
RF Micro Devices
Swisscom AG
Telefonos de Mexico
Toys "R" Us

Equity securities eliminated
    since January 31, 2002

Adaptec
Bank of Ireland
Clorox
CMS Energy
Entergy
Fannie Mae
Glycomed
Ingersoll-Rand
McCaw International
National Australia Bank
Newell Financial Trust
New Jersey Resources
Pall
Pennzoil-Quaker State
PETsMART
Royal Caribbean Cruises
South Jersey Industries
St. Paul Companies
TranSwitch
Waste Management
WorldCom

The Income Fund of America
Financial statements
(dollars and shares in thousands,
except per-share amounts)
Statement of assets and liabilities
at July 31, 2002
Assets:
 Investment securities at market:
  Unaffiliated issuers (cost: $22,189,867)                                              $21,045,699
  Affiliated issuers (cost: $28,192)                                                          9,578     $21,055,277
 Cash denominated in non-U.S. currencies
  (cost: $2,997)                                                                                              3,127
 Cash                                                                                                         9,061
 Receivables for:
  Sales of investments                                                                       33,703
  Sales of fund's shares                                                                     67,522
  Dividends and interest                                                                    159,356         260,581
                                                                                                         21,328,046
Liabilities:
 Payables for:
  Purchases of investments                                                                   73,907
  Repurchases of fund's shares                                                               15,657
  Investment advisory services                                                                4,842
  Services provided by affiliates                                                             9,111
  Deferred Directors' compensation                                                              952
  Other fees and expenses                                                                       122         104,591
Net assets at July 31, 2002                                                                             $21,223,455

Net assets consist of:
 Capital paid in on shares of capital stock                                                             $22,168,777
 Undistributed net investment income                                                                        195,610
 Undistributed net realized gain                                                                             21,292
 Net unrealized depreciation                                                                             (1,162,224)
Net assets at July 31, 2002                                                                             $21,223,455

Total authorized capital stock -
3,000,000 shares, $.001 par value

                                                                                                          Net asset
                                                                                             Shares       value per
                                                                         Net assets     outstanding       share (1)

Class A                                                                  $19,584,675      1,352,002          $14.49
Class B                                                                     800,067          55,473           14.42
Class C                                                                     614,509          42,645           14.41
Class F                                                                     155,855          10,767           14.47
Class 529-A                                                                  24,491           1,692           14.48
Class 529-B                                                                   6,565             454           14.46
Class 529-C                                                                  12,114             837           14.46
Class 529-E                                                                   1,013              70           14.47
Class R-1                                                                       169              12           14.47
Class R-2                                                                       900              62           14.48
Class R-3                                                                     1,034              71           14.48
Class R-4                                                                         1             -*            14.49
Class R-5                                                                    22,062           1,523           14.49
* Amount less than one thousand.
(1) Maximum offering price and redemption
price per share were equal to the net asset
 value per share for all share classes,
except for Class A and Class 529-A, for
which the maximum offering prices per
share were $15.37 and $15.36, respectively.


See Notes to Financial Statements

Statement of operations
for the year ended July 31, 2002
Investment income:
(dollars in thousands)
 Income:
  Dividends (net of non-U.S. withholding
            tax of $9,358)                                                                 $455,896
  Interest (net of non-U.S. withholding
            tax of $4)                                                                      654,003      $1,109,899

 Fees and expenses:
  Investment advisory services                                                               57,695
  Distribution services                                                                      57,916
  Transfer agent services                                                                    13,675
  Administrative services                                                                       782
  Reports to shareholders                                                                       705
  Registration statement and prospectus                                                         767
  Postage, stationery and supplies                                                            1,948
  Directors' compensation                                                                       130
  Auditing and legal                                                                             92
  Custodian                                                                                   1,343
  State and local taxes                                                                           1
  Other                                                                                          16         135,070
 Net investment income                                                                                      974,829

Net realized gain and unrealized
 depreciation on investments
 and non-U.S. currency:
 Net realized gain (loss) on:
  Investments (including $430 net loss from                                                  29,921
 affiliates)
  Non-U.S. currency transactions                                                               (397)         29,524
 Net unrealized (depreciation) appreciation on:
  Investments                                                                            (2,479,686)
  Non-U.S. currency translations                                                                393      (2,479,293)
   Net realized gain and
    unrealized depreciation
    on investments and non-U.S. currency                                                                 (2,449,769)
Net decrease in net assets resulting
 from operations                                                                                         (1,474,940)



See Notes to Financial Statements





Statement of changes in net assets                                                      (dollars in      thousands)

                                                                                         Year ended      Year ended
                                                                                           July 31,        July 31,
                                                                                                2002            2001
Operations:
 Net investment income                                                                     $974,829        $968,199
 Net realized gain on investments and
  non-U.S. currency transactions                                                             29,524         218,923
 Net unrealized (depreciation) appreciation
  on investments and non-U.S. currency translations                                      (2,479,293)      1,501,194
  Net (decrease) increase in net assets
   resulting from operations                                                             (1,474,940)      2,688,316

Dividends and distributions paid to
 shareholders:
  Dividends from net investment income                                                   (1,050,096)       (925,988)
  Distributions from net realized gain
   on investments                                                                          (198,717)       (542,063)
    Total dividends and distributions paid
     to shareholders                                                                     (1,248,813)     (1,468,051)

Capital share transactions                                                                4,062,994         532,920

Total increase in net assets                                                              1,339,241       1,753,185

Net assets:
 Beginning of year                                                                       19,884,214      18,131,029
 End of year (including
  undistributed
  net investment income: $195,610 and $271,279,
  respectively)                                                                         $21,223,455     $19,884,214



See Notes to Financial Statements

Notes to financial statements
1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - The Income Fund of America, Inc. (the "fund") is registered under the
Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks current income while secondarily striving for capital growth through investments in stocks and fixed-income securities.

The fund offers 14 share classes consisting of four retail share classes, five CollegeAmerica savings plan share classes and five retirement plan share classes. The CollegeAmerica savings plan share classes (classes 529-A, 529-B, 529-C, 529-E and 529-F) are sponsored by the Commonwealth of Virginia and can be utilized to save for college education. The five retirement plan share classes (classes R-1, R-2, R-3, R-4 and R-5) are sold without any sales charges and do not carry any conversion rights. The fund's share classes are described below:


SHARE CLASS                  INITIAL          CONTINGENT DEFERRED SALES CHARGE UPON   CONVERSION FEATURE
                             SALES CHARGE     REDEMPTION

Class A and                  Up to 5.75%      None                      None
Class 529-A

Class B and                  None             Declines from 5% to       Class B and Class 529-B
Class 529-B                                   zero for redemptions      convert to Class A and Class
                                              within six years of       529-A, respectively, after
                                              purchase                  eight years

Class C                      None             1% for redemptions        Class C converts to Class F
                                              within one year of        after 10 years
                                              purchase

Class 529-C                  None             1% for redemptions        None
                                              within one year of
                                              purchase

Class 529-E                  None             None                      None

Class F and                  None             None                      None
Class 529-F*

Class R-1,                   None             None                      None
Class R-2,                                                              * As of July 31, 2002, there were no Class 529-F shares
outstanding.
Class R-3,
Class R-4 and
Class R-5


Holders of all share classes have equal pro rata rights to assets, dividends and liquidation. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

SECURITY VALUATION - Equity securities are valued at the last reported sale price on the broadest and most representative exchange or market on which such securities are traded, as determined by the fund's investment adviser, as of the close of business or, lacking any sales, at the last available bid price. Fixed-income securities are valued at prices obtained from a pricing service. However, where the investment adviser deems it appropriate, they will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Short-term securities maturing within 60 days are valued at amortized cost, which approximates market value. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are valued at fair value as determined in good faith by authority of the fund's Board of Directors.

SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

  CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

NON-U.S. CURRENCY TRANSLATION - Assets and liabilities, including investment securities, denominated in non-U.S. currencies are translated into U.S. dollars at the exchange rates in effect at the end of the reporting period. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. In the accompanying financial statements, the effects of changes in non-U.S. exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in non-U.S. currencies are disclosed separately.

2. NON-U.S. INVESTMENTS

INVESTMENT RISK - The risks of investing in securities of non-U.S. issuers may include, but are not limited to, investment and repatriation restrictions; revaluation of currencies; adverse political, social and economic developments; government involvement in the private sector; limited and less reliable investor information; lack of liquidity; certain local tax law considerations; and limited regulation of the securities markets.

TAXATION - Dividend and interest income is recorded net of non-U.S. taxes paid.

3. FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made.

DISTRIBUTIONS - Distributions are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as non-U.S. currency gains and losses; short-term capital gains and losses; capital losses related to sales of securities within 30 days of purchase; unrealized appreciation of certain investments in non-U.S. securities and cost of investments sold. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund. The fund may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes. As of July 31, 2002, the cost of investment securities and cash denominated in non-U.S. currencies for federal income tax purposes was $22,236,466,000.

During the year ended July 31, 2002, the fund reclassified $6,636,000 from undistributed net realized gains to additional paid-in capital to align financial reporting with tax reporting.

As of July 31, 2002, the components of distributable earnings on a tax basis were as follows:

                                                                  (dollars in thousands)

Undistributed net investment income and currency gains            $191,932

Loss deferrals related to non-U.S. currency                       (63)

Undistributed long-term gains                                     33,026

Gross unrealized appreciation                                     1,757,158

Gross unrealized depreciation                                     (2,935,220)


The tax character of distributions paid was as follows (dollars in thousands):


Year ended July 31, 2002


Share class                                                                               Sales(1)
                                                                                            Amount       Shares
Class A                                                                             $    4,014,525      254,045
Class B                                                                                    667,318       42,284
Class C                                                                                    623,811       39,565
Class F                                                                                    168,245       10,662
Class 529-A(2)                                                                              26,537        1,683
Class 529-B(2)                                                                               7,163          454
Class 529-C(2)                                                                              13,275          838
Class 529-E(2)                                                                               1,093           70
Class R-1(3)                                                                                   176           12
Class R-2(3)                                                                                   995           68
Class R-3(3)                                                                                 1,090           73
Class R-4(3)                                                                                     1          -*
Class R-5(3)                                                                                23,743        1,540
Total net increase (decrease) in fund                                               $    5,547,972      351,294

                                                                                  Reinvestments of
                                                                                     dividends and
Share class                                                                          distributions
                                                                                            Amount       Shares
Class A                                                                             $    1,046,600       66,915
Class B                                                                                     23,902        1,531
Class C                                                                                     14,509          930
Class F                                                                                      4,063          259
Class 529-A(2)                                                                                 265           17
Class 529-B(2)                                                                                  59            4
Class 529-C(2)                                                                                 119            8
Class 529-E(2)                                                                                   7          -*
Class R-1(3)                                                                                   -            -
Class R-2(3)                                                                                     1          -*
Class R-3(3)                                                                                     1          -*
Class R-4(3)                                                                                   -            -
Class R-5(3)                                                                                   135            9
Total net increase (decrease) in fund                                               $    1,089,661       69,673



Share class                                                                         Repurchases(1)
                                                                                            Amount       Shares
Class A                                                                             $   (2,441,845)    (156,045)
Class B                                                                                    (58,671)      (3,834)
Class C                                                                                    (49,716)      (3,273)
Class F                                                                                    (23,525)      (1,521)
Class 529-A(2)                                                                                (136)          (8)
Class 529-B(2)                                                                                 (64)          (4)
Class 529-C(2)                                                                                (130)          (9)
Class 529-E(2)                                                                                 (10)         -*
Class R-1(3)                                                                                    (1)         -*
Class R-2(3)                                                                                   (87)          (6)
Class R-3(3)                                                                                   (30)          (2)
Class R-4(3)                                                                                   -            -
Class R-5(3)                                                                                  (424)         (26)
Total net increase (decrease) in fund                                               $   (2,574,639)    (164,728)

Share class                                                                           Net increase
                                                                                            Amount       Shares
Class A                                                                             $    2,619,280      164,915
Class B                                                                                    632,549       39,981
Class C                                                                                    588,604       37,222
Class F                                                                                    148,783        9,400
Class 529-A(2)                                                                              26,666        1,692
Class 529-B(2)                                                                               7,158          454
Class 529-C(2)                                                                              13,264          837
Class 529-E(2)                                                                               1,090           70
Class R-1(3)                                                                                   175           12
Class R-2(3)                                                                                   909           62
Class R-3(3)                                                                                 1,061           71
Class R-4(3)                                                                                     1          -*
Class R-5(3)                                                                                23,454        1,523
Total net increase (decrease) in fund                                               $    4,062,994      256,239




Year ended July 31, 2001


Share class                                                                               Sales(1)
                                                                                            Amount       Shares
Class A                                                                             $    1,859,810      115,592
Class B                                                                                    222,282       13,796
Class C(4)                                                                                  88,306        5,434
Class F(4)                                                                                  25,336        1,555
Total net increase (decrease) in fund                                               $    2,195,734      136,377


                                                                                  Reinvestments of
                                                                                     dividends and
Share class                                                                          distributions
                                                                                            Amount       Shares
Class A                                                                             $    1,286,543       82,607
Class B                                                                                      5,514          351
Class C(4)                                                                                     481           29
Class F(4)                                                                                     139            8
Total net increase (decrease) in fund                                               $    1,292,677       82,995



Share class                                                                         Repurchases(1)
                                                                                            Amount       Shares
Class A                                                                             $   (2,943,300)    (184,559)
Class B                                                                                     (8,332)        (520)
Class C(4)                                                                                    (669)         (41)
Class F(4)                                                                                  (3,190)        (196)
Total net increase (decrease) in fund                                               $   (2,955,491)    (185,316)

Share class                                                                           Net increase
                                                                                            Amount       Shares
Class A                                                                             $      203,053       13,640
Class B                                                                                    219,464       13,627
Class C(4)                                                                                  88,118        5,422
Class F(4)                                                                                  22,285        1,367
Total net increase (decrease) in fund                                               $      532,920       34,056




*Amount less than one thousand.
(1) Includes exchanges between share classes of the fund.
(2) Class 529-A, Class 529-B, Class 529-C and
Class 529-E shares were offered beginning
February 15, 2002.
(3) Class R-1, Class R-2, Class R-3, Class R-4 and
Class R-5 shares were offered beginning May 15, 2002.
(4) Class C and Class F shares were offered beginning
March 15, 2001.


4. FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.250% on the first $500 million of daily net assets and decreasing to 0.129% on such assets in excess of $44 billion. The agreement also provides for monthly fees, accrued daily, of 2.25% of the fund's monthly gross investment income. For the year ended July 31, 2002, the investment advisory services fee was equivalent to an annualized rate of 0.274% of average daily net assets.

Class-specific fees and expenses - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares. The plans provide for annual expenses, based on a percentage of average daily net assets, ranging from 0.25% to 1.00% as noted below. In some cases, the Board of Directors has approved expense amounts lower than plan limits.

SHARE CLASS                         CURRENTLY APPROVED LIMITS          PLAN LIMITS

Class A                             0.25%                              0.25%

Class 529-A                         0.25                               0.50

Class B and Class 529-B             1.00                               1.00

Class C, Class 529-C and            1.00                               1.00
Class R-1

Class R-2                           0.75                               1.00

Class 529-E and Class R-3           0.50                               0.75

Class F, Class 529-F and            0.25                               0.50
Class R-4


All share classes may use up to 0.25% of these expenses to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. Expenses in excess of these amounts, up to approved limits, may be used to compensate dealers and wholesalers for shares sold.

For Class A and Class 529-A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. Each class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.25% is not exceeded. As of July 31, 2002, unreimbursed expenses which remain subject to reimbursement totaled $8,000 for Class 529-A. There were no unreimbursed expenses which remain subject to reimbursement for Class A.

TRANSFER AGENT SERVICES - The fund has a transfer agency agreement with AFS for Class A and Class B shares. Under this agreement, these share classes compensate AFS for transfer agency services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agency services provided to all other share classes from the administrative services fees paid to CRMC described below.

ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agency and other related shareholder services for all classes of shares other than Class A and Class B. Each relevant class pays CRMC annual fees of 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant class also pays AFS additional amounts for certain transfer agency services. CRMC and AFS may use these fees to compensate third parties for performing these services. During the start-up period for Class R-1, Class R-2, Class R-3 and Class R-4, CRMC has voluntarily agreed to pay a portion of these fees. For the year ended July 31, 2002, the total fees absorbed by CRMC were less than one thousand dollars.. Each 529 share class is subject to an additional annual administrative fee of 0.10% of its respective average daily net assets; this fee is payable to the Commonwealth of Virginia for the maintenance of the CollegeAmerica plan.

Expenses under the agreements described above for the year ended July 31, 2002, were as follows (dollars in thousands):


SHARE CLASS      DISTRIBUTION SERVICES       TRANSFER AGENT SERVICES        ADMINISTRATIVE SERVICES

Class A          $49,017                     $13,267                        Not applicable

Class B          5,306                       408                            Not applicable

Class C          3,324                       Included                       $595
                                             in
                                             administrative services

Class F          211                                                        157

Class 529-A      14                                                         14

Class 529-B      14                                                         4

Class 529-C      28                                                         8

Class 529-E      1                                                          1

Class R-1        -*                                                         -*

Class R-2        1                                                          -*

Class R-3        -*                                                         -*

Class R-4        -*                                                         -*

Class R-5        Not applicable                                             3


*Amount less than one thousand. 0

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1993, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' fees in the accompanying financial statements include the current fees (either paid in cash or deferred) and the net increase or decrease in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

5. CAPITAL SHARE TRANSACTIONS
Capital share transactions in the fund were as follows (dollars and shares in thousands):

Year ended July 31, 2002
                                                                    Distributions
                                                                             from
                                                                         ordinary                     Distributions
                                                                           income                              from
                                                                   Net investment                         long-term            Total
                                                                       income and       Short-term          capital    distributions
Share class                                                        currency gains    capital gains            gains             paid
Class A                                                              $  1,007,745              -        $   191,617      $ 1,199,362
Class B                                                                    23,194              -              4,250           27,444
Class C                                                                    14,345              -              2,257           16,602
Class F                                                                     4,225              -                593            4,818
Class 529-A(1)                                                                265              -                -                265
Class 529-B(1)                                                                 59              -                -                 59
Class 529-C(1)                                                                119              -                -                119
Class 529-E(1)                                                                  7              -                -                  7
Class R-2(2)                                                                    1              -                -                  1
Class R-3(2)                                                                    1              -                -                  1
Class R-5(2)                                                                  135              -                -                135
Total                                                                $  1,050,096              -        $   198,717      $ 1,248,813

Year ended July 31, 2001
                                                                    Distributions
                                                                             from
                                                                         ordinary                     Distributions
                                                                           income                              from
                                                                   Net investment                         long-term            Total
                                                                       income and       Short-term          capital    distributions
Share class                                                        currency gains    capital gains            gains             paid
Class A                                                              $    920,822              -        $   540,219      $ 1,461,041
Class B                                                                     4,447              -              1,844            6,291
Class C(3)                                                                    558              -                -                558
Class F(3)                                                                    161              -                -                161
Total                                                                $    925,988              -        $   542,063      $ 1,468,051

(1) Class 529-A, Class 529-B, Class 529-C and
Class 529-E shares were offered beginning
February 15, 2002.
(2) Class R-2, Class R-3 and Class R-5 shares were offered beginning May 15, 2002.
(3) Class C and Class F shares were offered beginning March 15, 2001.


6. RESTRICTED SECURITIES

The fund has invested in certain securities for which resale may be limited to qualified buyers or which are otherwise restricted. These securities are identified in the investment portfolio. As of July 31, 2002, the total value of restricted securities was $2,286,414,000, which represents 10.77% of the net assets of the fund.

7. INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $9,896,717,000 and $6,715,252,000, respectively, during the year ended July 31, 2002.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2002, the custodian fee of $1,343,000 includes $158,000 that was offset by this reduction, rather than paid in cash.

Financial Highlights (1)






                                                                         Net asset
                                                                             value,
                                                                          beginning
                                                                          of period
Class A:
 Year ended 07/31/2002                                                       $16.44
 Year ended 07/31/2001                                                         15.43
 Year ended 07/31/2000                                                         17.51
 Year ended 07/31/1999                                                         18.25
 Year ended 07/31/1998                                                         18.59
Class B:
 Year ended 07/31/2002                                                         16.39
 Year ended 07/31/2001                                                         15.39
 Period from 3/15/2000 to 07/31/2000                                           14.93
Class C:
 Year ended 07/31/2002                                                         16.37
 Period from 03/15/2001 to 07/31/2001                                          15.85
Class F:
 Year ended 07/31/2002                                                         16.44
 Period from 03/15/2001 to 07/31/2001                                          15.89
Class 529-A:
 Period from 02/15/2002 to 07/31/2002                                          15.76
Class 529-B:
 Period from 02/19/2002 to 07/31/2002                                          15.63
Class 529-C:
 Period from 02/19/2002 to 07/31/2002                                          15.63
Class 529-E:
 Period from 02/25/2002 to 07/31/2002                                          15.81
Class 529-F:
 Period from x/xx/2002 to XX/XX/2002                                            0.00
Class R-1:
 Period from 06/17/2002 to 07/31/2002                                          15.65
Class R-2:
 Period from 05/31/2002 to 07/31/2002                                          16.26
Class R-3:
 Period from 06/04/2002 to 07/31/2002                                          16.09
Class R-4:
 Period from 06/27/2002 to 07/31/2002                                          15.25
Class R-5:
 Period from 05/15/2002 to 07/31/2002                                          16.31

                                                                             Income
                                                                               from
                                                                         investment
                                                                     operations (2)
                                                                                         Net(losses)
                                                                                            gains on
                                                                                          securities
                                                                               Net             (both      Total from
                                                                         investment     realized and       investment
                                                                             income      unrealized)       operations
Class A:
 Year ended 07/31/2002                                                         $.74           $(1.73)           $(.99)
 Year ended 07/31/2001                                                          .83             1.46             2.29
 Year ended 07/31/2000                                                          .88            (1.28)            (.40)
 Year ended 07/31/1999                                                          .88              .45             1.33
 Year ended 07/31/1998                                                          .85             1.11             1.96
Class B:
 Year ended 07/31/2002                                                          .61            (1.73)           (1.12)
 Year ended 07/31/2001                                                          .72             1.46             2.18
 Period from 3/15/2000 to 07/31/2000                                            .24              .41              .65
Class C:
 Year ended 07/31/2002                                                          .59            (1.71)           (1.12)
 Period from 03/15/2001 to 07/31/2001                                           .21              .48              .69
Class F:
 Year ended 07/31/2002                                                          .71            (1.73)           (1.02)
 Period from 03/15/2001 to 07/31/2001                                           .27              .48              .75
Class 529-A:
 Period from 02/15/2002 to 07/31/2002                                           .31            (1.20)            (.89)
Class 529-B:
 Period from 02/19/2002 to 07/31/2002                                           .25            (1.06)            (.81)
Class 529-C:
 Period from 02/19/2002 to 07/31/2002                                           .25            (1.06)            (.81)
Class 529-E:
 Period from 02/25/2002 to 07/31/2002                                           .27            (1.23)            (.96)
Class 529-F:
 Period from x/xx/2002 to XX/XX/2002                                            .00              .00              .00
Class R-1:
 Period from 06/17/2002 to 07/31/2002                                           .06            (1.24)           (1.18)
Class R-2:
 Period from 05/31/2002 to 07/31/2002                                           .09            (1.69)           (1.60)
Class R-3:
 Period from 06/04/2002 to 07/31/2002                                           .09            (1.51)           (1.42)
Class R-4:
 Period from 06/27/2002 to 07/31/2002                                           .08             (.84)            (.76)
Class R-5:
 Period from 05/15/2002 to 07/31/2002                                           .15            (1.77)           (1.62)


                                                                          Dividends
                                                                                and
                                                                      distributions


                                                                          Dividends
                                                                          (from net    Distributions
                                                                         investment    (from capital            Total
                                                                            income)           gains)    distributions
Class A:
 Year ended 07/31/2002                                                        $(.80)           $(.16)           $(.96)
 Year ended 07/31/2001                                                         (.80)            (.48)           (1.28)
 Year ended 07/31/2000                                                         (.87)            (.81)           (1.68)
 Year ended 07/31/1999                                                         (.88)           (1.19)           (2.07)
 Year ended 07/31/1998                                                         (.82)           (1.48)           (2.30)
Class B:
 Year ended 07/31/2002                                                         (.69)            (.16)            (.85)
 Year ended 07/31/2001                                                         (.70)            (.48)           (1.18)
 Period from 3/15/2000 to 07/31/2000                                           (.19)               -             (.19)
Class C:
 Year ended 07/31/2002                                                         (.68)            (.16)            (.84)
 Period from 03/15/2001 to 07/31/2001                                          (.17)               -             (.17)
Class F:
 Year ended 07/31/2002                                                         (.79)            (.16)            (.95)
 Period from 03/15/2001 to 07/31/2001                                          (.20)               -             (.20)
Class 529-A:
 Period from 02/15/2002 to 07/31/2002                                          (.39)               -             (.39)
Class 529-B:
 Period from 02/19/2002 to 07/31/2002                                          (.36)               -             (.36)
Class 529-C:
 Period from 02/19/2002 to 07/31/2002                                          (.36)               -             (.36)
Class 529-E:
 Period from 02/25/2002 to 07/31/2002                                          (.38)               -             (.38)
Class 529-F:
 Period from x/xx/2002 to XX/XX/2002                                            .00              .00              .00
Class R-1:
 Period from 06/17/2002 to 07/31/2002                                             -                -                -
Class R-2:
 Period from 05/31/2002 to 07/31/2002                                          (.18)               -             (.18)
Class R-3:
 Period from 06/04/2002 to 07/31/2002                                          (.19)               -             (.19)
Class R-4:
 Period from 06/27/2002 to 07/31/2002                                             -                -                -
Class R-5:
 Period from 05/15/2002 to 07/31/2002                                          (.20)               -             (.20)




                                                                         Net asset                        Net assets,
                                                                         value, end           Total     end of period
                                                                          of period        return(3)    (in millions)
Class A:
 Year ended 07/31/2002                                                       $14.49           (6.35)%         $19,585
 Year ended 07/31/2001                                                        16.44            15.53            19,519
 Year ended 07/31/2000                                                        15.43            (2.08)           18,102
 Year ended 07/31/1999                                                        17.51             7.79            23,012
 Year ended 07/31/1998                                                        18.25            11.32            22,113
Class B:
 Year ended 07/31/2002                                                        14.42            (7.14)              800
 Year ended 07/31/2001                                                        16.39            14.77               254
 Period from 3/15/2000 to 07/31/2000                                          15.39             4.33                29
Class C:
 Year ended 07/31/2002                                                        14.41            (7.17)              614
 Period from 03/15/2001 to 07/31/2001                                         16.37             4.35                89
Class F:
 Year ended 07/31/2002                                                        14.47            (6.56)              156
 Period from 03/15/2001 to 07/31/2001                                         16.44             4.71                22
Class 529-A:
 Period from 02/15/2002 to 07/31/2002                                         14.48            (5.83)               24
Class 529-B:
 Period from 02/19/2002 to 07/31/2002                                         14.46            (5.40)                7
Class 529-C:
 Period from 02/19/2002 to 07/31/2002                                         14.46            (5.40)               12
Class 529-E:
 Period from 02/25/2002 to 07/31/2002                                         14.47            (6.24)                1
Class 529-F:
 Period from x/xx/2002 to XX/XX/2002                                            .00              .00                 0
Class R-1:
 Period from 06/17/2002 to 07/31/2002                                         14.47            (7.54)           - (4)
Class R-2:
 Period from 05/31/2002 to 07/31/2002                                         14.48            (9.95)                1
Class R-3:
 Period from 06/04/2002 to 07/31/2002                                         14.48            (8.90)                1
Class R-4:
 Period from 06/27/2002 to 07/31/2002                                         14.49            (4.98)           - (4)
Class R-5:
 Period from 05/15/2002 to 07/31/2002                                         14.49            (9.99)               22

                                                                          Ratio of         Ratio of
                                                                           expenses       net income
                                                                         to average       to average
                                                                         net assets       net assets
Class A:
 Year ended 07/31/2002                                                          .61%            4.66%
 Year ended 07/31/2001                                                          .62             5.18
 Year ended 07/31/2000                                                          .63             5.52
 Year ended 07/31/1999                                                          .59             4.99
 Year ended 07/31/1998                                                          .59             4.75
Class B:
 Year ended 07/31/2002                                                         1.37             3.88
 Year ended 07/31/2001                                                         1.38             4.15
 Period from 3/15/2000 to 07/31/2000                                            .52             1.73
Class C:
 Year ended 07/31/2002                                                         1.48             3.77
 Period from 03/15/2001 to 07/31/2001                                           .62             1.28
Class F:
 Year ended 07/31/2002                                                          .73             4.52
 Period from 03/15/2001 to 07/31/2001                                           .31             1.58
Class 529-A:
 Period from 02/15/2002 to 07/31/2002                                           .37             2.02
Class 529-B:
 Period from 02/19/2002 to 07/31/2002                                           .71             1.62
Class 529-C:
 Period from 02/19/2002 to 07/31/2002                                           .70             1.63
Class 529-E:
 Period from 02/25/2002 to 07/31/2002                                           .45             1.79
Class 529-F:
 Period from x/xx/2002 to XX/XX/2002                                            .00              .00
Class R-1:
 Period from 06/17/2002 to 07/31/2002                                       .18 (5)              .42
Class R-2:
 Period from 05/31/2002 to 07/31/2002                                       .24 (5)              .66
Class R-3:
 Period from 06/04/2002 to 07/31/2002                                       .17 (5)              .61
Class R-4:
 Period from 06/27/2002 to 07/31/2002                                       .03 (5)              .52
Class R-5:
 Period from 05/15/2002 to 07/31/2002                                           .09              .97



Supplemental data - all classes

Year ended July 31                                                             2002             2001             2000

Portfolio turnover rate                                                          36%              44%              35%

                                                                               1999             1998

                                                                                 44%              35%
(1) Based on operations for the period shown
(unless otherwise noted) and, accordingly,
may not be representative of a full year.
(2) Years ended 1999 and 1998 are based on
shares outstanding on the last day of the year;
all other periods are
    based on average shares outstanding.
(3) Total returns exclude all sales charges,
including contingent deferred sales charges.
(4) Amount less than 1 million.
(5) During the start-up period for this class,
 CRMC voluntarily agreed to pay a portion of
the fees relating to transfer agency services.
    Had CRMC not paid such fees, expense ratios
would have been .32%, .29%, .19% and 5.11% for
Class R-1, Class R-2, Class R-3 and Class R-4,
    respectively. Such expense ratios are the
result of higher expenses during the start-up
period and are not indicative of expense ratios
expected in the future.

Independent Auditors' Report

To the Board of Directors and Shareholders of The Income Fund of America, Inc.:

We have audited the accompanying statement of assets and liabilities of The Income Fund of America, Inc. (the "Fund"), including the investment portfolio, as of July 31, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Income Fund of America, Inc. as of July 31, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Los Angeles, California

September 9, 2002


Other share class results (unaudited)

Share results: Class B, Class C, Class F, Class 529 and Class R
Returns for periods ended June 30, 2002 (the most recent calendar quarter):

CLASS B SHARES                                                        1 year           Life of class

Reflecting applicable contingent deferred sales

charge (CDSC), maximum of 5%, payable only

if shares are sold within six years of purchase                       -5.68%           +5.84%/1/

Not reflecting CDSC                                                   -0.99%           +7.44%/1/

CLASS C SHARES

Reflecting CDSC, maximum of 1%, payable only

if shares are sold within one year of purchase                        - 2.02%          +2.10%/2/

Not reflecting CDSC                                                   - 1.08%          +2.10%/2/

CLASS F SHARES

Not reflecting annual asset-based fee charged

by sponsoring firm                                                    - 0.34%          +2.87%/2/


CLASS 529 AND CLASS R SHARES

Results for Class 529 and Class R shares are not shown because of the brief time between their introductions on February 15, 2002, and May 15,
2002, respectively, and the end of the period.

/1/Average annual compound return from March 15, 2000, when Class B shares were first sold.
/2/Average annual compound return from March 15, 2001, when Class C and Class F shares were first sold.


Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year.

During the fiscal year ended July 31, 2002, the fund paid a long-term capital gain distribution of $198,716,000. The fund also designated as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 37% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxaton that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 2% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.

Dividends and distributions received by retirement plans such as IRAs, Keogh-type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting.

SINCE THE INFORMATION ABOVE IS REPORTED FOR THE FUND'S FISCAL YEAR AND NOT THE CALENDAR YEAR, SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2003 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2002 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.


BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

Name and age                         Year first            Principal occupation(s)
                                     elected a             during past five years
                                     Director of
                                     the fund/1/

ROBERT A. FOX, 65                    1972                  Managing General Partner, Fox
                                                           Investments LP; Professor and Executive
                                                           in Residence, University of California;
                                                           former President and CEO, Foster Farms

LEONADE D. JONES, 54                 1993                  Co-founder, VentureThink LLC and
                                                           Versura Inc.; former Treasurer, The
                                                           Washington Post Company

JOHN G. MCDONALD, 65                 1976                  The IBJ Professor of Finance, Graduate
                                                           School of Business, Stanford University

LUIS G. NOGALES, 58                  2002                  President, Nogales Partners; Managing
                                                           Director, Nogales Investors Management
                                                           LLC

JAMES K. PETERSON, 61                1999                  Managing Director, Oak Glen Consultancy
                                                           LLC

HENRY E. RIGGS, 67                   1989                  President, Keck Graduate Institute of
                                                           Applied Life Sciences; former President
                                                           and Professor of Engineering, Harvey
                                                           Mudd College

PATRICIA K. WOOLF, PH.D., 68         1985                  Private investor; Lecturer, Department
                                                           of Molecular Biology, Princeton
                                                           University; Corporate Director


"NON-INTERESTED" DIRECTORS

Name and age                        Number of boards          Other directorships/3/
                                    within the fund           held by Director
                                    complex/2/ on which
                                    Director serves

ROBERT A. FOX, 65                   7                         Crompton Corporation

LEONADE D. JONES, 54                6                         None

JOHN G. MCDONALD, 65                8                         Plum Creek Timber Co.; Scholastic
                                                              Corporation; iStar Financial, Inc.;
                                                              Varian, Inc.; Capstone Turbine Corp.

LUIS G. NOGALES, 58                 2                         Arbitron, Inc.; Edison International;
                                                              K-B Home; Kaufman & Broad, S.A.

JAMES K. PETERSON, 61               2                         None

HENRY E. RIGGS, 67                  4                         None

PATRICIA K. WOOLF, PH.D., 68        6                         Crompton Corporation; National Life
                                                              Holding Co.; First Energy Corporation


 "INTERESTED" DIRECTORS/4/

Name, age and                        Year first          Principal occupation(s) during past
position with fund                   elected a           five years and positions held with
                                     Director            affiliated entities or the principal
                                     or officer of       underwriter of the fund
                                     the fund/1/

JANET A. MCKINLEY, 47                1994                Director, Capital Research and Management
CHAIRMAN OF THE BOARD                                    Company; Senior Vice President, Capital
                                                         Research Company/5/

DARCY B. KOPCHO, 48                  1997                Director, Capital Research and Management
PRESIDENT                                                Company; Executive Vice President and
                                                         Director, Capital Research Company;/5/
                                                         Director, Capital International, Inc./5/


"INTERESTED" DIRECTORS/4/

Name, age and                            Number of boards             Other directorships/3/
position with fund                       within the fund              held by Director
                                         complex/2/ on which
                                         Director serves

JANET A. MCKINLEY, 47                    1                            None
CHAIRMAN OF THE BOARD

DARCY B. KOPCHO, 48                      1                            None
PRESIDENT


The Statement of Additional Information includes additional information about fund Directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180. The address for all Directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, attention: Fund Secretary.

/1/Directors and officers of the fund serve until their resignation, removal or retirement.
/2/Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series(R) and Anchor Pathway Fund, which serve as the underlying investment vehicles for certain variable insurance contracts; and Endowments, whose shareholders are limited to certain nonprofit organizations. /3/This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
/4/"Interested persons" within the meaning of the 1940 Act on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
/5/Company affiliated with Capital Research and Management Company.


OTHER OFFICERS

Name, age and                  Year first           Principal occupation(s) during past five years
position with fund             elected              and positions held with affiliated entities or
                               an officer of        the principal underwriter of the fund
                               the fund/1/

STEPHEN E. BEPLER, 60          1993                 Senior Vice President, Capital Research
SENIOR VICE PRESIDENT                               Company/5/

ABNER D. GOLDSTINE, 72         1993                 Senior Vice President and Director, Capital
SENIOR VICE PRESIDENT                               Research and Management Company

PAUL G. HAAGA, JR., 53         1994                 Executive Vice President and Director, Capital
SENIOR VICE PRESIDENT                               Research and Management Company; Director,
                                                    American Funds Distributors, Inc.;/5/
                                                    Director, The Capital Group Companies, Inc./5/

DINA N. PERRY, 56              1994                 Senior Vice President, Capital Research and
SENIOR VICE PRESIDENT                               Management Company

HILDA L. APPLBAUM, 41          1998                 Senior Vice President, Capital Research
VICE PRESIDENT                                      Company/5/

DAVID C. BARCLAY, 45           1998                 Senior Vice President and Director, Capital
VICE PRESIDENT                                      Research and Management Company

JOHN H. SMET, 46               1994                 Senior Vice President, Capital Research and
VICE PRESIDENT                                      Management Company

PATRICK F. QUAN, 44            1986                 Vice President - Fund Business Management
SECRETARY                                           Group, Capital Research and Management Company

DAYNA G. YAMABE, 35            2000                 Vice President - Fund Business Management
TREASURER                                           Group, Capital Research and Management Company

R. MARCIA GOULD, 48            1999                 Vice President - Fund Business Management
ASSISTANT TREASURER                                 Group, Capital Research and Management Company


OFFICE OF THE FUND
One Market
Steuart Tower, Suite 1800
Mailing address: P.O. Box 7650
San Francisco, CA 94120-7650

INVESTMENT ADVISER
Capital Research and
Management Company
333 South Hope Street
Los Angeles, CA 90071-1443

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)
P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2371

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two California Plaza
350 South Grand Avenue
Los Angeles, CA 90071-3462

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1462

There are several ways to invest in The Income Fund of America. Class A shares are subject to a 5.75% maximum up-front sales charge that declines for accounts of $25,000 or more. Other share classes, which are generally not available for certain employer-sponsored retirement plans, have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.76% higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge (CDSC) of up to 5% that declines over time. Class C shares were subject to annual expenses 0.87% higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.12%) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, OR FOR A PROSPECTUS FOR ANY OF THE AMERICAN FUNDS, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180 OR VISIT US AT AMERICANFUNDS.COM ON THE WORLD WIDE WEB. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

This report is for the information of shareholders of The Income Fund of America, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2002, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

[logo - American Funds(sm)]

What makes American Funds different?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted more than 15 million shareholders.

Our unique combination of strengths includes these five factors:

FOCUS:
A long-term approach with attention to risk

REACH:
An unparalleled global research effort

PERSPECTIVE:
A unique method of portfolio management

EXPERIENCE:
Investment professionals on the job an average of 19 years

VALUE:
A commitment to low operating expenses


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

- GROWTH FUNDS
 Emphasis on long-term growth through stocks
 AMCAP Fund(R)
 EuroPacific Growth Fund(R)
 The Growth Fund of America(R)
 The New Economy Fund(R)
 New Perspective Fund(R)
 New World Fund(sm)
 SMALLCAP World Fund(R)

- GROWTH-AND-INCOME FUNDS
 Emphasis on long-term growth and dividends through stocks
 American Mutual Fund(R)
 Capital World Growth and Income Fund(sm)
 Fundamental Investors(sm)
 The Investment Company of America(R)
 Washington Mutual Investors Fund(sm)

- EQUITY-INCOME FUNDS
 Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
 The Income Fund of America(R)

- BALANCED FUND
 Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

- BOND FUNDS
 Emphasis on current income through bonds
 American High-Income Trust(sm)
 The Bond Fund of America(sm)
 Capital World Bond Fund(R)
 Intermediate Bond Fund of America(R)
 U.S. Government Securities Fund(sm)

- TAX-EXEMPT BOND FUNDS
 Emphasis on tax-free current income through municipal bonds
 American High-Income Municipal Bond Fund(R)
 Limited Term Tax-Exempt Bond Fund of America(sm)
 The Tax-Exempt Bond Fund of America(R)

 STATE-SPECIFIC TAX-EXEMPT FUNDS
 The Tax-Exempt Fund of California(R)
 The Tax-Exempt Fund of Maryland(R)
 The Tax-Exempt Fund of Virginia(R)

- MONEY MARKET FUNDS
 Seek stable monthly income through money market instruments
 The Cash Management Trust of America(R)
 The Tax-Exempt Money Fund of America(sm)
 The U.S. Treasury Money Fund of America(sm)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Litho in USA BAG/GRS/5742
Lit. No. IFA-011-0902
(c)2002 American Funds Distributors, Inc.
Printed on recycled paper